UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

AVNET, INC.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

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AVNET

Analysis

NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS
DATE Thursday, November 16, 2023
TIME 8:00 am local time
PLACE Avnet’s Corporate Headquarters 2211 South 47th Street Phoenix, Arizona 85034
RECORD DATE September 18, 2023
YOUR VOTE IS IMPORTANT
YOU CAN VOTE IN ONE OF FOUR WAYS
INTERNET Visit the website noted on your proxy card to vote online.
TELEPHONE Use the toll-free telephone number on your proxy card to vote by telephone.
MAIL Sign, date, and return your proxy card in the enclosed envelope to vote by mail.
IN PERSON Cast your vote in person at the annual meeting.
ITEMS OF BUSINESS
1.
To elect the ten Director nominees named in the attached proxy statement to serve until the next annual meeting and until their successors have been elected and qualified.

2.
To conduct an advisory vote on named executive compensation.

3.
To conduct an advisory vote on the frequency of future advisory votes on named executive compensation.

4.
To ratify the appointment of KPMG LLP as the independent registered public accounting firm to audit the consolidated financial statements of Avnet for the fiscal year ending June 29, 2024.

5.
To take action with respect to such other matters as may properly come before the Annual Meeting (including postponements and adjournments).

The Board of Directors has fixed the close of business on September 18, 2023, as the record date for the Annual Meeting. Only holders of record of shares of Avnet’s common stock at the close of business on such date shall be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.
By Order of the Board of Directors
Darrel S. Jackson
Corporate Secretary
October 2, 2023

2023 ANNUAL
PROXY STATEMENT
Proxy Statement Summary
This summary highlights selected information in this Proxy Statement. Please review the entire document before voting.
ANNUAL MEETING OF SHAREHOLDERS
DATE November 16, 2023	TIME 8:00 am local time	PLACE Avnet’s Headquarters 2211 South 47th Street Phoenix, Arizona 85034	RECORD DATE September 18, 2023
PROPOSALS AND BOARD RECOMMENDATIONS
Proposals		Board Recommendation	Page Reference
1	Election of Directors	FOR	8
2	Advisory vote on named executive compensation	FOR	36
3	Advisory vote on the frequency of future advisory votes on named executive compensation	1 YEAR	69
4	Ratification of independent registered public accounting firm	FOR	70
HOW TO VOTE
INTERNET Visit the website noted on your proxy card to vote online.
TELEPHONE Use the toll-free telephone number on your proxy card to vote by telephone.
MAIL Sign, date, and return your proxy card in the enclosed envelope to vote by mail.
IN PERSON Cast your vote in person at the annual meeting.

Proxy Summary
2023 ANNUAL
PROXY STATEMENT
SNAPSHOT OF 2023 DIRECTOR NOMINEES
	Age	Director Since	Independent	Avnet Committees
				A	C	CG	F	E
Rodney C. Adkins Chairman of the Board of Avnet, Inc, President, 3RAM Group LLC	65	2015	YES			•		◦
Carlo Bozotti Industrial Partner, FSI	70	2019	YES	◦			•	•
Brenda L. Freeman Founder, Joyeux Advisory Group	59	2018	YES	•		•
Philip R. Gallagher Chief Executive Officer, Avnet, Inc.	62	2020	NO
Jo Ann Jenkins Chief Executive Officer, AARP	65	2018	YES		•		•
Oleg Khaykin President and Chief Executive Officer, Viavi Solutions, Inc.	58	2018	YES	•			◦	•
James A. Lawrence Chairman, Lake Harriet Capital, LLC	70	2011	YES		◦		•	•
Ernest E. Maddock Former Chief Financial Officer, Micron Technology, Inc.	65	2021	YES	•			•
Avid Modjtabai Former Senior Executive Vice President, Payments, Virtual Solutions and Innovation Group, Wells Fargo	61	2014	YES		•	◦		•
Adalio T. Sanchez President, S Group Advisory LLC	64	2019	YES		•	•
◦ Chair	A: Audit	C: Compensation and Leadership Development
• Member	CG: Corporate Governance
	E: Executive	F: Finance

Proxy Summary
2023 ANNUAL
PROXY STATEMENT
ABOUT AVNET
VISION: To be the preferred distributor partner at the center of the world’s technology design and supply chains by delivering the best experience for both customers and suppliers every time.

MISSION:   We deliver superior service by holding ourselves accountable to our stakeholders, enabling design and supply chain technology solutions that improve life experiences globally, while staying grounded in our Core Values.

The CORE VALUES that drive our business and our people forward each day are:

Proxy Summary
2023 ANNUAL
PROXY STATEMENT
FINANCIAL HIGHLIGHTS FOR FISCAL 2023
CORPORATE GOVERNANCE HIGHLIGHTS
COMPENSATION PROGRAM FOR FISCAL 2023
Below are the primary components of the fiscal 2023 executive compensation program:

(1)
Does not include the compensation mix for Thomas Liguori, former Chief Financial Officer.

2023 ANNUAL
PROXY STATEMENT
PROXY STATEMENT for ANNUAL MEETING of SHAREHOLDERS
DATE November 16, 2023	TIME 8:00 am local time	PLACE Avnet’s Headquarters 2211 South 47th Street Phoenix, Arizona 85034	RECORD DATE September 18, 2023
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Avnet, Inc. (“Avnet” or the “Company”) to be voted at the annual meeting of shareholders to be held at the Company’s Corporate Headquarters, 2211 South 47th Street, Phoenix, Arizona 85034, on November 16, 2023, and at any and all postponements or adjournments thereof (the “Annual Meeting”), with respect to the matters referred to in the accompanying notice.
The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders is October 2, 2023. Only holders of record of outstanding shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), at the close of business on September 18, 2023, the record date, are entitled to notice of and to vote at the Annual Meeting. Each shareholder is entitled to one vote per share held on the record date. The aggregate number of shares of Common Stock outstanding (net of treasury shares) on September 18, 2023, was 91,316,931, comprising all of the Company’s capital stock outstanding as of that date.
At the Annual Meeting you will be asked to elect the ten Director nominees named in the Proxy Statement, conduct an advisory vote on named executive compensation, conduct an advisory vote on the frequency of future advisory votes on named executive compensation, and ratify the appointment of KPMG LLP as the independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending June 29, 2024.
The Company will bear the cost of soliciting proxies relating to the Annual Meeting. Directors, officers, and employees of the Company may, without additional compensation, solicit proxies by mail, telephone, email, or personal interview. The Company has not engaged an independent proxy solicitor in regards to the Annual Meeting. An independent inspector of election will be engaged to tabulate shareholder votes.
The Company is furnishing proxy materials to its shareholders primarily via the Internet. On or about October 2, 2023, the Company mailed to its shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Company’s proxy materials, including the 2023 Proxy Statement and the 2023 Annual Report, and how to vote. On or about October 2, 2023, certain shareholders, in accordance with their prior requests, were sent e-mail notifications of how to access proxy materials and vote or have been mailed paper copies of the Company’s proxy materials and a proxy card or voting form.
Internet distribution of the Company’s proxy materials is designed to expedite receipt by shareholders, lower the cost of the Annual Meeting, and conserve natural resources. However, if you prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive the Company’s proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.
The Company will request banks, brokerage houses and other institutions, nominees, and fiduciaries to forward the proxy materials to the beneficial owners of Common Stock and to obtain authorization for the

Proxy Statement
2023 ANNUAL
PROXY STATEMENT
execution of proxies. The Company will, upon request, reimburse banks, brokerage houses and other institutions, nominees, and fiduciaries for their reasonable expenses in forwarding the proxy materials.
PROXY AND REVOCATION OF PROXY
Shareholders may mail their completed proxy cards or submit their proxy voting instructions by telephone or through the Internet. Shareholders who hold their shares through a broker, bank, or other nominee should contact their nominee to determine whether they may submit their proxy by telephone or Internet. Common Stock represented by a proxy properly signed or submitted and received at or prior to the Annual Meeting will be voted in accordance with the shareholder’s instructions. If a proxy card is signed, dated, and returned without indicating any voting instructions, the Common Stock represented by the proxy will be voted as the Board recommends. The Board of Directors is not currently aware of any business to be acted upon at the Annual Meeting other than as described in this Proxy Statement. If other matters are properly brought before the Annual Meeting, the persons appointed as proxies will have discretion to vote according to their best judgment, unless otherwise indicated on any particular proxy. The persons appointed as proxies will have discretion to vote on adjournment of the Annual Meeting. Proxies will extend to, and be voted at, any adjournment or postponement of the Annual Meeting to the extent permitted under the Business Corporation Law of the State of New York and the Company’s By-laws.
Any shareholder may revoke a completed proxy card or voting instructions by submitting a written notice of revocation, submitting a new proxy that is received by the Company prior to the Annual Meeting, or by voting in person at the Annual Meeting. However, a proxy will not be revoked by simply attending the Annual Meeting and not voting. All written notices of revocation and other communications with respect to revocation by shareholders should be addressed as follows: Corporate Secretary, Avnet, Inc., 2211 South 47th Street, Phoenix, Arizona 85034. To revoke a proxy previously submitted by telephone or Internet, a shareholder of record can simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote will be revoked. Please note that any shareholder whose shares are held of record by a broker, bank, or other nominee, and who provides voting instructions on a form received from the nominee, may revoke, or change his or her voting instructions only by contacting the nominee who holds his or her shares. Such shareholders may not vote in person at the Annual Meeting unless the shareholder obtains a legal proxy from the broker, bank, or other nominee.
BROKER VOTING
Brokers holding shares of record for a shareholder may vote on certain limited matters if they do not receive timely voting instructions from the shareholder. There are also some matters (“non-routine matters”) on which brokers may not vote if they do not receive timely voting instructions from the shareholder. When a broker cannot vote on a particular matter and the shareholder has not given timely voting instructions, then a “broker non-vote” results. Any broker non-vote would be counted as present at the meeting for purposes of determining a quorum but would be treated as not entitled to vote with respect to non-routine matters. Therefore, a broker non-vote would not count as a vote in favor of or against such matters and, accordingly, would not affect the outcome of the vote.
The election of Directors (Proposal 1), the advisory vote on named executive compensation (Proposal 2), and the advisory vote on the frequency of future advisory votes on named executive compensation (Proposal 3) are classified as non-routine matters. Accordingly, brokers, banks, and other nominees will not be permitted to vote on any proposal other than the ratification of the appointment of the independent registered public accounting firm (Proposal 4) without instructions from the beneficial owners. As a result, the Company encourages all beneficial owners to provide voting instructions to your nominees to ensure that your shares are voted at the Annual Meeting.
MEETING ATTENDANCE
Admission to the Annual Meeting will be limited to shareholders. You are entitled to attend the Annual Meeting only if you are a shareholder of record as of the record date or hold a valid proxy for the meeting. To be

Proxy Statement
2023 ANNUAL
PROXY STATEMENT
admitted to the Annual Meeting, you must present proof of ownership of the Company’s Common Stock on the record date, which can be a brokerage statement or letter from a bank or broker indicating ownership on the record date, the Notice of Internet Availability of Proxy Materials, a proxy card, or legal proxy or voting instruction card provided by your broker, bank, or nominee. Any holder of a proxy from a shareholder must present the proxy card, properly executed, and a copy of the proof of ownership. Shareholders and proxyholders may also be asked to present a form of photo identification such as a driver’s license or passport. Backpacks, cameras, cell phones with cameras, recording equipment, and other electronic recording devices will not be permitted at the Annual Meeting. Failure to follow the meeting rules or permit inspection will be grounds for exclusion from the Annual Meeting.
QUORUM
The presence at the Annual Meeting, in person or by proxy, of shareholders of record entitled to cast at least a majority of the votes that all shareholders are entitled to cast is necessary to constitute a quorum. Each vote represented at the Annual Meeting in person or by proxy will be counted toward a quorum. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.
REQUIRED VOTE AND BOARD RECOMMENDATIONS
Proposals		Voting Standard	Board Recommendation	Page Reference
1	Election of Directors	Majority of votes cast	FOR	8
2	Advisory vote on named executive compensation	Majority of votes cast	FOR	36
3	Advisory vote on the frequency of future advisory votes on named executive compensation	Majority of votes cast	1 YEAR	69
4	Ratification of independent registered public accounting firm	Majority of votes cast	FOR	70

2023 ANNUAL
PROXY STATEMENT
PROPOSAL 1: ELECTION OF DIRECTORS
RECOMMENDATION OF THE BOARD
The Board recommends that shareholders vote FOR all ten nominees listed below.
DESCRIPTION OF PROPOSAL
Rodney C. Adkins, Carlo Bozotti, Brenda L. Freeman, Philip R. Gallagher, Jo Ann Jenkins, Oleg Khaykin, James A. Lawrence, Ernest E. Maddock, Avid Modjtabai, and Adalio T. Sanchez have been nominated for election as Directors at the Annual Meeting, to serve until the next annual meeting of shareholders and until their successors have been elected and qualified.
All the nominees are presently serving as Directors of the Board. The Corporate Governance Committee recommended to the Board all the nominees for re-election. Each nominee has consented to being named herein and to serving if elected.
If any nominee should become unavailable for election, either: (1) the persons named as proxies in the enclosed proxy card may vote for a substitute nominee or vote for the remaining nominees and leave a vacancy on the Board of Directors, whereby such vacancy may be filled by a majority vote of the Directors then in office or by the shareholders at a meeting, or (2) the Board may reduce the size of the Board and the number of nominees to eliminate the vacancy.
REQUIRED VOTE
To be elected, provided a quorum is present, each nominee must receive the affirmative vote of a majority of the votes cast with respect to his or her election. A majority of the votes cast means that the number of shares voted “for” a Director nominee must exceed the number of shares voted “against” that Director nominee. Abstentions are not counted in determining the votes cast, and therefore will have no effect on the outcome.
Brokers who hold shares of Common Stock as nominees may not vote such shares for a Director nominee.
If an incumbent nominee is not elected by the requisite vote, he or she must tender his or her resignation, and the Board, excluding such individual, will, within 90 days of the election, decide whether to accept such resignation and will disclose and explain its decision.
PROXY
Unless otherwise directed by the shareholder, the persons named as proxies on the proxy card will vote each properly signed and returned proxy card FOR the election of all ten nominees listed below.
NOMINEES
The following table sets forth the names and biographical information of the nominees as of September 18, 2023, including their age, principal occupation, the year they each first became a Director and the experience, qualifications, attributes, and skills that have led the Board to conclude that these nominees should serve as Directors of the Company.

Proposal 1: Election of Directors
2023 ANNUAL
PROXY STATEMENT
Director Since: 2015 Board Chair Since: 2018 Age: 65 Independent Current Committee Memberships: • Corporate Governance • Executive (Chair)	RODNEY C. ADKINS

Recent Business Experience:
Mr. Adkins has served as the Company’s Chair of the Board since November 2018. He serves as the President of 3RAM Group LLC, a privately held company specializing in capital investments, business consulting services, and property management. Mr. Adkins formerly served as Senior Vice President of IBM from 2007 until 2014. In his 33-year career with IBM, Mr. Adkins held a number of development and management roles, including Senior Vice President of Corporate Strategy from 2013 to 2014 and Senior Vice President of Systems and Technology Group from 2009 to 2013. Mr. Adkins currently serves on the board of directors of United Parcel Service, Inc. (NYSE: UPS); W.W. Grainger, Inc. (NYSE: GWW), and PayPal Holdings, Inc. (Nasdaq: PYPL). From 2007 to 2013, he served on the board of directors of Pitney Bowes Inc. (NYSE: PBI) and from 2014 to 2019, he served on board of directors of PPL Corporation (NYSE: PPL).

Primary Qualifications and Experience:
	• Operations	• International Business
	• Technology/Digital Media	• Industry
• Risk Management
The Board benefits from Mr. Adkins’ global business experience in the technology industry, including emerging technologies and services, international and emerging markets, and supply chain management. In addition, the Board believes he provides additional experience in the areas of corporate governance, strategy development, and senior leadership.
Director Since: 2019 Age: 70 Independent Current Committee Memberships: • Audit (Chair) • Finance • Executive	CARLO BOZOTTI

Recent Business Experience:
Mr. Bozotti has been an Industrial Partner of FSI since June 2018. FSI is an independent private equity firm based in Milan, Italy that is currently managing the fund FSI I and II, two of the largest European country-focused private equity funds. He served as the President and Chief Executive Officer and Sole Member of the Management Board of STMicroelectronics NV (ENXTPA: STM), a global semiconductor company, from 2005 until his retirement in May 2018. Prior to that, he served in various roles with STMicroelectronics since 1977, including senior executive officer and global general management roles. From 2008 to 2010, Mr. Bozotti also served as Chairman of Numonyx, a memory products joint venture between Intel and STMicroelectronics. He had been a member of the European Round Table of Industrialists, an advocacy group in the European Union consisting of approximately 50 European industrial leaders, from 2005 to 2018. Currently, he serves as a member of the Supervisory Board of BE Semiconductor Industries NV, known as Besi (AMS: BESI), a leading supplier of assembly equipment for global semiconductor and electronics industries.

Primary Qualifications and Experience:
	• Industry	• Finance
The Board benefits from Mr. Bozotti’s extensive experience in the semiconductor industry as well as his strong experience in technology and innovation, finance, global business, corporate leadership and management, sales and marketing, and risk oversight.

Proposal 1: Election of Directors
2023 ANNUAL
PROXY STATEMENT
Director Since: 2018 Age: 59 Independent Current Committee Memberships: • Audit • Corporate Governance	BRENDA L. FREEMAN

Recent Business Experience:
Ms. Freeman is the founder of an advisory company, Joyeux Advisory Group, which was founded in 2018. She has been a Venture Partner of Debut Capital since May 2021. Ms. Freeman formerly served as the Chief Executive Officer and a Director of Arteza, a direct-to-consumer arts and crafts supplies company, from February 2020 to April 2021. Previously she served as Chief Marketing Officer of Magic Leap, Inc., a private company focused on virtual retinal displays, from 2016 to 2019. Prior to that, she served as Chief Marketing Officer at the National Geographic Channel from 2015 to 2016; Vice President, Television Marketing at DreamWorks Animation SKG Inc. from 2014 to 2015; Chief Marketing Officer, Turner Animation, Young Adults and Kids Media at Turner Broadcasting Systems, Inc. from 2008 to 2014; and Senior Vice President, Integrated Marketing and Partnerships, Nickelodeon at MTV Networks Company from 2005 to 2008. She has also served in other leadership roles for MTV Networks Company, VH1, ABC Radio Networks, and PepsiCo, Inc. (Nasdaq: PEP). Ms. Freeman has served on the board of directors at WM Technology, Inc. (Nasdaq: MAPS) since June 2021, Blue Apron Holdings, Inc. (NYSE: APRN) since October 2020, and Caleres, Inc. (NYSE: CAL) since April 2017. Previously, she served on the board of directors of Herman Miller, Inc. (Nasdaq: MLHR) from 2016 to 2019 and Under Armour, Inc. (NYSE: UA) from 2012 to 2013.

Primary Qualifications and Experience:
	• CEO	• Finance
	• Technology/ Digital Media	• Marketing
• ESG
The Board benefits from Ms. Freeman’s experience in corporate leadership, serving on other boards, and her strong background in marketing, technology, digital commerce, and digital transformation.

Proposal 1: Election of Directors
2023 ANNUAL
PROXY STATEMENT
Director Since: 2020 Age: 62 Not Independent	Philip R. Gallagher

Recent Business Experience:
Mr. Gallagher has served as the Company’s Chief Executive Officer and a Director since November 2020, and as the President, Electronic Components since August 2018. He previously served as the Interim Chief Executive Officer from July 2020 until November 2020 and as the Global President, Core Distribution Business from May 2017 to August 2018. He began his career with the Company in 1982 and held executive leadership positions in sales, marketing and operations during his 38 years at the Company, with his last role as Global President of Technology Solutions from 2009 to 2014. He left the Company in 2014, and served as President, Americas Sales and Marketing at TTI, a leading authorized distributor of interconnect, passive, electromechanical and discrete components, from 2016 to 2017. He rejoined the Company in May 2017. Mr. Gallagher currently serves on the advisory council for Women in Electronics and is also a member of Greater Phoenix Leadership (GPL), an organization of leading CEOs focused on creating action on priority issues.

Primary Qualifications and Experience:
	• Industry	• International Business
• Technology/Digital Media
The Board benefits from Mr. Gallagher’s extensive experience in business operations, corporate leadership, and management. The Board also benefits from his broad knowledge of the technology industry.
Director Since: 2018 Age: 65 Independent Current Committee Memberships: • Compensation and Leadership Development • Finance	JO ANN JENKINS

Recent Business Experience:
Ms. Jenkins has served as the Chief Executive Officer of AARP, the nation’s largest nonprofit, nonpartisan organization dedicated to empowering people 50 and older to choose how they live and age, since 2014. Previously, she served as the Executive Vice President and Chief Operating Officer of AARP from 2013 to 2014 and President of the AARP Foundation from 2010 to 2013. Prior to that, Ms. Jenkins held various positions at the Library of Congress from 1994 to 2010, including Chief Operating Officer from 2007 to 2010. Ms. Jenkins has served on the board of directors of General Mills, Inc. (NYSE: GIS) since January 2020.

Primary Qualifications and Experience:
	• CEO	• Operations
The Board benefits from Ms. Jenkins’ deep understanding of strategic management and innovative marketing, which she developed through her CEO and operational roles. She contributes valuable insights regarding corporate leadership and management, government affairs and community relations, and innovation and strategic transformation, including developing and implementing diversity strategies.

Proposal 1: Election of Directors
2023 ANNUAL
PROXY STATEMENT
Director Since: 2018 Age: 58 Independent Current Committee Memberships: • Audit • Executive • Finance (Chair)	OLEG KHAYKIN

Recent Business Experience:
Mr. Khaykin has served as the President and Chief Executive Officer and member of the board of directors of Viavi Solutions Inc. (Nasdaq: VIAV), a provider of network and service enablement solutions, since February 2016. From 2015 to 2016, he served as a Senior Advisor at Silver Lake Partners. Prior to that, Mr. Khaykin served as President and Chief Executive Officer and a member of the board of directors of International Rectifier, a maker of power semiconductors, from 2008 until its acquisition by Infineon AG in 2015. From 2003 to 2008, he served as Executive Vice President and Chief Operating Officer of Amkor Technology, Inc. (Nasdaq: AMKR), and from 1999 to 2003 as Vice President of Strategy & Business Development at Conexant Systems, Inc. (Nasdaq: CNXT) and Mindspeed Technologies, Inc. (Nasdaq: MSPD). Mr. Khaykin had previously served on the boards of directors of Marvell Technology Group (Nasdaq: MRVL) from 2016 to July 2020 and Newport Corporation from 2010 until its acquisition by MKS Instruments in 2016.

Primary Qualifications and Experience:
	• CEO	• Technology/ Digital Media
	• International Business	• Risk Management
	• Finance	• Marketing
	• Operations	• Industry
The Board benefits from Mr. Khaykin’s significant corporate leadership and management experience and extensive experience in the semiconductor industry. His experience with technology companies, and as both a prior customer and supplier to the Company, brings valuable insights to the Board.
Director Since: 2011 Age: 70 Independent Current Committee Memberships: • Compensation and Leadership Development (Chair) • Executive • Finance	JAMES A. LAWRENCE

Recent Business Experience:
Mr. Lawrence serves as the Chairman of Lake Harriet Capital, LLC. He previously served as Chairman of Great North Star LLC from 2015 to 2017, Chairman of Rothschild North America from 2012 to 2015, and Chief Executive Officer of Rothschild North America and as co-head of global investment banking from 2010 to 2012. Prior to that, he served as Chief Financial Officer of Unilever PLC (LON: ULVR) from 2007 to 2009, Vice Chairman and Chief Financial Officer of General Mills, Inc. (NYSE: GIS) from 1998 to 2007, Executive Vice President and Chief Financial Officer of Northwest Airlines (Nasdaq: NWAC) from 1996 to 1998, and Chief Executive Officer of Pepsi-Cola Asia Middle East Africa Group from 1992 to 1996. Mr. Lawrence has served on the board of directors of Smurfit Kappa, Dublin (LON: SKG) since 2015 and AerCap Holdings, N.V. (NYSE: AER) since 2017. Previously he had served on the board of directors of International Airlines Group (LON: IAG) from 2010 to 2018.

Primary Qualifications and Experience:
	• CEO	• Finance
	• International Business	• Marketing
	• Legal & Regulatory Oversight	• Risk Management
• Operations

The Board benefits from Mr. Lawrence’s breadth of global business experience, including strategy development and compliance. Additionally, as a former Chief Financial Officer for multiple public companies, Mr. Lawrence has extensive experience in finance and accounting, particularly as it applies to public companies.

Proposal 1: Election of Directors
2023 ANNUAL
PROXY STATEMENT
Director Since: 2021 Age: 65 Independent Current Committee Memberships: • Audit • Finance	Ernest E. Maddock

Recent Business Experience:
Mr. Maddock served as Chief Financial Officer and Senior Vice President of Micron Technology, Inc. (Nasdaq: MU) from 2015 until his retirement in 2018. Prior to that, he served as Chief Financial Officer of Riverbed Technology, Inc. from 2013 to 2015. From 1997 to 2013, Mr. Maddock served in various roles at Lam Research Corporation (Nasdaq: LRCX), last as Chief Financial Officer from 2008 to 2013. He has served on the board of directors of Ultra Clean Holdings Inc. (Nasdaq: UCTT) since June 2018; Velodyne Lidar (NASDAQ: VLDR), now Ouster, Inc. (NYSE: OUST), since January 2022; and Teradyne, Inc. (NASDAQ: TER) since November 2022. Mr. Maddock previously served on the board of Intersil Corporation (Nasdaq: ISIL) from 2015 to 2017.

Primary Qualifications and Experience:
	• International Business	• Risk Management
	• Finance	• Operations
The Board benefits from Mr. Maddock’s breadth of global business experience, including risk management and operations, and experience in the semiconductor industry. Additionally, as a former Chief Financial Officer for multiple public companies, Mr. Maddock has extensive experience in finance and accounting, particularly as it applies to public companies.
Director Since: 2014 Age: 61 Independent Current Committee Memberships: • Compensation and Leadership Development • Corporate Governance (Chair) • Executive	AVID MODJTABAI

Recent Business Experience:
Ms. Modjtabai served as the Senior Executive Vice President and head of the Payments, Virtual Solutions and Innovation Group at Wells Fargo (NYSE: WFC) until March 2020, when she retired from Wells Fargo after 27 years. Prior to that, she served in various leadership roles at Wells Fargo, including Group head for Wells Fargo Consumer Lending from 2011 to 2016; Chief Information Officer and head of Technology and Operations Group from 2008 to 2011; Chief Information Officer and head of technology from 2007 to 2008; Director of Human Resources from 2005 to 2007; Executive Vice President, Head, of the Internet Services Group from 2001 to 2005; Senior Vice President of Consumer Internet Services from 1999 to 2001; and held leadership roles in the enterprise internet services group, consumer deposits, and corporate strategy from 1993 to 2001. Ms. Modjtabai has served on the board of directors of Prologis, Inc. (NYSE: PLD) since February 2020.

Primary Qualifications and Experience:
	• Finance	• Technology/ Digital Media
	• Marketing	• Operations
• International Business
The Board benefits from Ms. Modjtabai’s extensive experience in operations and strategy development. The Board also benefits from her experience in the areas of financial services and change management.

Proposal 1: Election of Directors
2023 ANNUAL
PROXY STATEMENT
Director Since: 2019 Age: 64 Independent Current Committee Memberships: • Compensation and Leadership Development • Corporate Governance	ADALIO T. SANCHEZ

Recent Business Experience:
Mr. Sanchez is President of S Group Advisory LLC, a management consulting firm providing advisory services on business strategy, technology, and operational excellence. He also serves as Board Chair of ACI Worldwide Inc. (NASDAQ: ACIW), a software company serving the electronics payments market, since 2022 and on its board of directors since 2015; on the board of directors of Snap One Holdings Corp (Nasdaq: SNPO), a smart home technology solutions and distribution company, since 2021; and on the supervisory board of ASM International NV (OTCMKTS: ASMIY), a Netherlands-based semiconductor wafer fabrication equipment company, since September 2021. Mr. Sanchez also serves on the Board of Trustees of the MITRE Corporation, a not-for-profit firm that manages federally funded research and development centers supporting several U.S. government agencies, since 2018. Mr. Sanchez previously served on the board of Quantum Corporation (Nasdaq: QMCO), a computer storage solutions company, from May 2017 to April 2019, and served as interim CEO from November 2017 to January 2018. From 2014 to 2015, Mr. Sanchez served as Senior Vice President of the Lenovo Group Limited (HK: 0992), an international technology company. Prior to that, he spent 32 years at IBM Corporation (NYSE: IBM), a global technology and innovation company, from 1982 to 2014, where he served in various capacities including sixteen years in senior executive and global general management roles.

Primary Qualifications and Experience:
	• Industry	• International Business
	• Operations	• Technology/ Digital Media
• ESG
The Board benefits from Mr. Sanchez’s significant experience in corporate leadership and management, international business, technology and innovation, and his extensive semiconductor expertise.
As of September 18, 2023, the Company’s Director nominees had the following attributes:

Tenure
2
3
5
AVERAGE TENURE
5.4 YEARS
1-3 Years
4-7 Years
8-12 Years

Age
2
2
6
AVERAGE AGE
64 YEARS
50s
60s
70s

2023 ANNUAL
PROXY STATEMENT
CORPORATE GOVERNANCE
The Board of Directors believes that good corporate governance practices provide an important framework that promotes long-term value, strength, and stability for shareholders. The Company’s governance highlights include:
CORPORATE GOVERNANCE GUIDELINES
The Corporate Governance Guidelines (the “Guidelines”) collect in one document many of the Company’s corporate governance practices and procedures. Among other things, the Guidelines address the duties of the Board of Directors, director qualifications and selection process, director compensation, Board operations, management succession, Board committee matters, and director orientation and continuing education. The Guidelines also provide for annual self-evaluations by the Board and its committees. The Board reviews the Guidelines on an annual basis. The Guidelines are available on the Company’s website at www.ir.avnet.com/documents-charters.
As a general policy, as set forth in the Guidelines, the Board recommends the following limits as to the service of Directors on other boards of public companies: (1) Directors who are actively employed on a full-time basis may serve on up to two additional public boards; (2) an independent Chair of the Board, if not actively employed on a full-time basis, may serve on up to three additional public boards; and (3) Directors who are retired from active full-time employment may serve on up to four additional public boards.
DIRECTOR INDEPENDENCE
The Board of Directors believes that a substantial majority of its members should be independent directors. The Board has determined that nine out of the ten current Directors are independent under the independence standards adopted by the Board (provided in Appendix A to the Guidelines), and under the independence requirements of the Nasdaq listing standards: Rodney C. Adkins, Carlo Bozotti, Brenda L. Freeman, Jo Ann Jenkins, Oleg Khaykin, James A. Lawrence, Ernest E. Maddock, Avid Modjtabai, and Adalio T. Sanchez (collectively, the “Independent Directors”).

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BOARD DIVERSITY MATRIX
The matrix below provides certain demographic information regarding the Company’s Board of Directors as of September 18, 2023. The information is based on Directors’ self-identification and the definitions under Nasdaq Rule 5605(f).
Board Diversity Matrix (As of September 18, 2023)
Board Size:
Total Number of Directors	10
Gender Identity:	Female	Male
Directors	3	7
Demographic Background
African American or Black	2	1
Hispanic or Latinx	0	1
White	1*	5
LGBTQ+	1
* Identifies as Middle Eastern
BOARD LEADERSHIP STRUCTURE
Pursuant to the Guidelines, the Board has the flexibility to decide whether it is best for the Company at a given point in time for the roles of the Chief Executive Officer (“CEO”) and Chair of the Board (the “Chair”) to be separated or combined and, if separated, whether the Chair should be selected from the Independent Directors or be an employee of the Company. The Board believes that the Company and its shareholders are best served by maintaining this flexibility rather than mandating a particular leadership structure, and the Board has experience functioning effectively either way. The Board also believes its programs for overseeing risk would be effective under a variety of leadership frameworks and therefore do not materially affect how it structures its leadership. If the Chair is an employee of the Company, the Guidelines provide that the independent Directors will elect an active lead independent director.
Currently the roles are separated, whereby Mr. Adkins, an Independent Director of the Company, currently serves as the Chair and Philip R. Gallagher currently serves as the Chief Executive Officer. The Board has concluded that the current leadership structure is the appropriate framework at this time because it allows Directors to provide independent, objective, and effective oversight of management. Under this structure, the independent Chair can focus on Board performance and facilitating information flow between the Board and CEO. The independent Chair works closely with the CEO and Chief Legal Officer to set Board meeting agendas and meeting schedules, and chairs executive sessions at Board meetings. In addition, the Board believes that Mr. Adkin’s global business experience in the technology industry, international markets, and supply chain management, as well as his strong public board experience with outside companies, enables him to provide effective leadership to the Board.

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EXECUTIVE SESSIONS
To promote free and open discussion and communication, Independent Directors meet in executive session at regularly scheduled Board meetings with neither non-Independent Directors nor management present.
DIRECTOR NOMINATIONS
The Corporate Governance Committee is responsible for identifying, screening, and recommending candidates for election to the Company’s Board of Directors. Pursuant to the Guidelines, the committee reviews a potential candidate’s business experience; education; skill set; personal character and judgment; and diversity in factors such as age, gender, race, nationality, and culture. In addition, the Committee’s charter provides that the committee will consider criteria including the possession of such knowledge, experience, skills, expertise, and diversity to enhance the Board’s ability to oversee the Company’s affairs and business. Although the Corporate Governance Committee does not have a formal policy concerning diversity, the Company believes that valuing diversity makes good business sense. The Corporate Governance Committee includes women and minority candidates in the pool from which it seeks future Directors.
These above factors, and others considered useful by the Board, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. Directors must also possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of all shareholders. Board members are expected to diligently prepare for, attend, and participate in, all Board and applicable Committee meetings. Each Board member is expected to ensure that other existing and future commitments do not materially interfere with the member’s attendance at meetings and service as a Director.
The Corporate Governance Committee also reviews whether a potential candidate will meet the Board’s independence standards and any other Director or committee membership requirements imposed by law, regulation, or stock exchange rules.
Director candidates recommended by the Corporate Governance Committee are subject to full Board approval and subsequent annual election by the shareholders. The Board of Directors is also responsible for electing Directors to fill vacancies on the Board that occur due to retirement, resignation, expansion of the Board, or other events occurring between the shareholders’ annual meetings. The committee may retain a search firm to assist in identifying and evaluating Director candidates. When a search firm is used, the committee provides criteria for Director candidates, tailored to the needs of the Board at that time, and pays the firm a fee for these services.
Recommendations for Director candidates may also be received from Board members, management, and shareholders, and may be solicited from professional associations as well.
The Corporate Governance Committee will consider recommendations of Director candidates received from shareholders on the same basis as recommendations of Director candidates received from other sources. The director selection criteria discussed above is used to evaluate all recommended Director candidates. Shareholders who wish to suggest an individual for consideration for election to the Company’s Board of Directors may submit a written recommendation to the Corporate Governance Committee by sending it to: Corporate Secretary, Avnet, Inc., 2211 South 47th Street, Phoenix, Arizona 85034. Shareholder recommendations must contain the following information:
•
The shareholder’s name, address, number of shares of the Company’s Common Stock beneficially owned, and, if the shareholder is not a record shareholder, evidence of beneficial ownership;

•
A statement in support of the candidate’s recommendation;

•
The candidate’s detailed biographical information describing experience and qualifications, including current employment and a list of any other boards of directors on which the candidate serves;

•
A description of all agreements, arrangements, or understandings between the shareholder and the Director candidate;

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•
The candidate’s consent to be contacted by a representative of the Corporate Governance Committee for interviews and his or her agreement to provide further information if needed;

•
The candidate’s consent for a background check; and

•
The candidate’s consent to serve as a Director, if nominated and elected.

Shareholders may also nominate a candidate for election at an annual meeting of shareholders and may have the candidate included on the Company’s proxy card if additional requirements under the By-laws and Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) are met. Details regarding these nomination procedures and the required notice and information are set forth elsewhere in this Proxy Statement under the heading “Shareholder Proposals and Nominations.”
BOARD AND COMMITTEE EVALUATION
The Board recognizes that a thorough, constructive evaluation process enhances the Board’s effectiveness and is an important element of good corporate governance. The evaluations are conducted through individual interviews with each Director, assessing both the Board and each standing committee on which that Director serves, utilizing a prepared questionnaire as a guide. On alternating years, the interviews are conducted either by the Board Chair or outside counsel engaged by the Board. Interviews solicit feedback on a range of topics, including:
•
Board and committee structure, effectiveness, composition, leadership, and skillsets;

•
meeting structure, dynamics, and materials;

•
execution of key responsibilities, including oversight of corporate strategy, CEO and senior leadership succession, enterprise risk management, cybersecurity, and environmental, social and governance matters;

•
interaction with management;

•
information and resources made available; and

•
for newer Directors, onboarding practices.

2023 Evaluation Process

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THE BOARD’S ROLE IN MANAGEMENT SUCCESSION
The Board of Directors is actively engaged in talent management, under the leadership of the Corporate Governance Committee. The committee regularly reviews and discusses a management succession plan to provide for continuity in and development of senior management, which includes emergency CEO succession, CEO succession in the ordinary course of business, and succession for other members of senior management. The Board receives updates on the succession plan from the Company’s CEO and chief human resources officer at least semi-annually.
THE BOARD’S ROLE IN RISK OVERSIGHT
The Board oversees the Company’s risk management program. The Company’s management has developed an enterprise risk management program, whereby management identifies the top individual risks they believe the Company faces with respect to its business, operations, strategy, and other factors based on input from key business and functional leaders in the Company. Management evaluates those key risks and identifies ways to mitigate and manage such risks. At least annually, management discusses the identified risks and risk mitigation efforts with the Board. The Board allocates responsibility to examine a particular risk in detail to the committee that is in the best position to review and assess the risk. For example, the Audit Committee oversees risks related to accounting/financial reporting, cybersecurity and ethics and compliance programs and the Compensation and Leadership Development Committee oversees risks related to compensation programs.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE
The Company is committed to sustainability through its Environmental, Social, and Governance (“ESG”) strategy, and to positively impact its global communities by creating sustainable operations and enabling technology solutions that improve lives. The Company strives to do the right thing and remain accountable to its key stakeholders by protecting the environment, embracing social responsibility and inclusiveness, and ensuring good corporate governance. Based on the Company’s ESG Materiality study, the ESG strategy currently focuses on one ESG topic within each pillar:
The Company utilizes the Sustainability Accounting Standards Board (SASB) standards, the Global Reporting Initiative (GRI) standards, and the United Nation’s Sustainable Development Goals to assist in forming the basis for its ESG reporting. The Company annually discloses to the Carbon Disclosure Project (CDP) Climate change questionnaire.
The Company’s annual sustainability reports and additional information about the Company’s ESG strategy, initiatives, and goals (including its commitment to human rights, philanthropy and community engagement, talent management, supply chain management, and data security and privacy as well as progress on initiatives and goals) and ESG-relevant policies, are located at: https://www.avnet.com/wps/portal/us/about-avnet/corporate-social-responsibility/. The content of the sustainability reports and the Company’s website are not and should not be deemed to be incorporated by reference in this Proxy Statement or otherwise filed with the U.S. Securities and Exchange Commission (the “SEC”).

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ESG GOVERNANCE AND BOARD OVERSIGHT
The Board of Directors oversees the Company’s ESG program and conducts a review of the program annually. The Board further allocates oversight of certain ESG-related issues to appropriate Board committees.
The Board’s Corporate Governance Committee provides primary oversight of the Company’s ESG initiatives and reporting. At least bi-annually, management reports on the ESG program during committee meetings. With guidance from the Board and the Corporate Governance Committee, the Avnet Leadership Team (“ALT”), which is made up of Avnet’s executive officers, provides resources to support the Company’s ESG strategies and goals. The ESG Governance Council, which is made up of Avnet executive leaders, recommends ESG and sustainability strategies and policies to the ALT and oversees the implementation of approved measures. The council meets quarterly and oversees and supports the ESG Working Team. The ESG Working Team, which is made up of global representatives from different levels of management, sets ESG and sustainability related strategy and goals that promote long-term shareholder value, integrates sustainability into the business strategy across the Company, and oversees the implementation of such strategy. The team generally meets monthly.
The Board’s Audit Committee provides oversight of the Company’s ethics and compliance program. Management reports on the program and Ethics Alertline case reporting during each quarterly committee meeting. The Corporate Ethics and Compliance Committee, which is made up of Avnet executive officers and leaders, provides oversight and guidance to the program at the corporate level. Regional Ethics and Compliance Committees provide oversight at regional levels. The Ethics and Compliance Office (“ECO”) led by the Chief Ethics and Compliance Officer manages the day-to-day program with support from representations in each region.
The Board’s Audit Committee also provides oversight of the Company’s data security and privacy program. Management reports on the program and cybersecurity incidents during each quarterly committee meeting. The program is managed by the Chief Information Officer and the Vice President of Global Cybersecurity and Compliance. Measures taken to protect and secure the Company’s systems and information include implementing and enhancing information security controls such as enterprise-wide firewalls, intrusion detection, endpoint protection, email security, disaster recovery, vulnerability management, and cyber security training for employees to enhance awareness of general security best practices, financial fraud, and phishing.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of the Compensation and Leadership Development Committee is a present or former officer or employee of the Company. In addition, during fiscal year 2023, no executive officer of the Company had served on the compensation committee or any similar committee of any other entity or served as a director for any other entity whose executive officers served on the Company’s Compensation and Leadership Development Committee.
CODE OF CONDUCT
The Company’s Code of Conduct applies to Directors, officers, and employees, including the CEO and all financial and accounting personnel. The Code of Conduct can be reviewed at www.ir.avnet.com/documents-charters. Any future amendments to, or waivers for executive officers and Directors from certain provisions of, the Code of Conduct will be posted on the Company’s website.
POLICY AGAINST PLEDGING AND HEDGING ECONOMIC RISK OF OWNING THE COMPANY’S SECURITIES
The Company’s Insider Trading Policy expressly prohibits Directors, executive officers, and other employees determined by the Company as “Insiders” (including their family members, persons living in their household, and entities over which they exercise control) from entering into hedging or monetization transactions to hedge the economic risk of owning the Company’s securities (or any other financial transactions that are designed to hedge or offset any decrease in market value of the Company’s equity securities). The policy similarly

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prohibits such individuals from holding the Company’s securities in a margin account and pledging the Company’s securities as collateral for loans without advance approval. The policy applies to all of the Company’s securities held, including options and any other derivative securities, regardless if granted by the Company as compensation. There were no exceptions approved during the last fiscal year.
The Company has focused its anti-hedging and anti-pledging policy primarily on Directors and executive officers because, as stewards and leaders of the Company, their interests should remain aligned with shareholder interests. The Company believes that Directors and executive officers should bear the same economic risks associated with holding the Company’s securities as do its shareholders and believes its anti-hedging policy helps to ensure this alignment.
REPORTING ETHICAL CONCERNS
The Audit Committee of the Board of Directors has established procedures for employees, shareholders, vendors, and others to communicate concerns about the Company’s ethical conduct or business practices including accounting, internal controls, or financial reporting issues. Matters may be reported in the following ways:
Employees of the Company are encouraged to contact their manager, a Human Resources representative, or a Code of Conduct Advisor to discuss matters of concern.
All persons, including employees, may contact:
•
The Legal Department, by telephone at (480) 643-7267, or by mail at 2211 South 47th Street, Phoenix, Arizona 85034; or

•
The Ethics Alertline at 1-800-861-2899 (within the United States and Canada) or via the Internet at www.avnet.alertline.com. Reports via the Ethics Alertline will be treated with appropriate confidentially and may be made on an anonymous basis where permitted by law.

STOCK OWNERSHIP GUIDELINES
The Board has adopted the following stock ownership guidelines for both the Directors and executive officers.
Directors should own, within five years of joining the Board, shares of the Company’s Common Stock worth at least five times the Director’s annual cash retainer. Shares that are awarded to Directors as part of director compensation, as well as phantom stock units acquired by Directors under a deferred compensation plan, count towards the guideline. The Board will evaluate whether exceptions should be made in the case of any Director who, due to his or her unique financial circumstances, would incur a hardship by complying with this requirement. As of July 1, 2023, each Director was in compliance with these guidelines.
Executive officers should own shares of the Company’s Common Stock with a market value equal to a multiple of their base salary:
•
5x for the Chief Executive Officer;

•
3x for the Chief Financial Officer and General Counsel; and

•
1x for other Executive Officers.

Restricted stock units, vested performance share units, and shares acquired from the exercise of stock options count towards the guideline. Until the ownership level is met, executive officers must hold at least 50% of any net shares he or she receives upon the exercise of options or upon the delivery of any restricted stock units or performance share unit awards. As of July 1, 2023, executive officers subject to these guidelines satisfy these requirements.
THE COMPANY’S WEBSITE
In addition to the information about the Company and its subsidiaries contained in this Proxy Statement, extensive information about the Company can be found on its website located at www.avnet.com, including

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information about the Company’s management team, products and services, and its corporate governance practices. The corporate governance information on the Company’s website, located at www.ir.avnet.com/corporate-governance, includes the Guidelines, the Code of Conduct, the charters for each of the standing committees of the Board of Directors, and how a shareholder and other interested parties can communicate with the Board of Directors. In addition, amendments to the Code of Conduct and waivers granted to the Company’s Directors and executive officers under the Code of Conduct, if any, will be posted in this area of the website. Printed versions of the Guidelines, the Code of Conduct and the charters for the Board committees can be obtained, free of charge, by writing to the Company, Attention: Corporate Secretary, Avnet, Inc., 2211 South 47th Street, Phoenix, AZ 85034.
In addition, the Company’s filings with the SEC under the Exchange Act or the Securities Act of 1933, as amended, are available on the Company’s website located at www.ir.avnet.com/financial-information/sec-filings as soon as reasonably practicable after the report or form is electronically filed with, or furnished to, the SEC. Such filings include Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statements and other filings, including registration statements and Section 16 filings made by the Company’s executive officers and Directors with respect to the Company’s securities.
Further, information about the Company’s Environmental, Social and Governance programs, policies and reports can be found on its website.
This information about the Company’s website and its content, together with other references to the website made in this Proxy Statement, is for information only. The content of the Company’s website is not and should not be deemed to be incorporated by reference in this Proxy Statement or otherwise filed with the SEC.
DIRECTOR COMMUNICATIONS
Shareholders and other interested parties may contact the Company’s Board of Directors by writing to the Board of Directors, Attention: Corporate Secretary, Avnet, Inc., 2211 South 47th Street, Phoenix, Arizona 85034. They may also submit an email to the Board by filling out the email form on the Company’s website at www.ir.avnet.com/corporate-governance/contact-the-board.
Communications received are distributed to the Board, or to any individual Director or group of Directors as appropriate, depending on the facts and circumstances outlined in the communication. The Board of Directors has requested that items that are unrelated to the duties and responsibilities of the Board be excluded, including spam, junk mail and mass mailings, product and services inquiries, product and services complaints, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. Any product and services inquiries or complaints will be forwarded to the proper department for handling. In addition, material that is unduly hostile, threatening, illegal, or similarly unsuitable will be excluded. Any such communication will be made available to any non-employee Director upon request.

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The Board of Directors and its Committees
The Board of Directors held four regular quarterly meetings during the fiscal year ended July 1, 2023 (“fiscal 2023”). During each of these regular quarterly meetings, the Independent Directors met separately in executive session, presided over by the Chair of the Board.
During fiscal 2023, each Director standing for reelection attended more than 75% of the combined number of Board meetings and applicable committee meetings.
Directors are expected to attend the annual meeting of shareholders unless unusual circumstances prevent such attendance. Board and committee meetings are scheduled in conjunction with the annual meeting of shareholders. All Directors attended the 2022 Annual Meeting of Shareholders held on November 17, 2022.
The Board currently has, and appoints the members of, a standing Audit Committee, Compensation and Leadership Development Committee, Corporate Governance Committee and Finance Committee. Each of these committees is comprised solely of non-employee Directors, reports regularly to the full Board, and annually evaluates its performance. In addition, the Board has established the Executive Committee to exercise certain powers and authority of the Board between Board meetings. The Board appoints the members of the Executive Committee, which consist of the Chair of the Board and the Chairs of each committee.
The members of the committees as of the date of this Proxy Statement are identified in the following table.
Committees
	A	C	CG	F	E	Independent
Rodney C. Adkins (Board Chair)			•		Chair
Carlo Bozotti	Chair			•	•
Brenda L. Freeman	•		•
Jo Ann Jenkins		•		•
Oleg Khaykin	•			Chair	•
James A. Lawrence		Chair		•	•
Ernest E. Maddock	•			•
Avid Modjtabai		•	Chair		•
Adalio T. Sanchez		•	•
A: Audit Committee    C: Compensation and Leadership Development Committee    CG: Corporate Governance Committee
E: Executive Committee    F: Finance Committee
• Member

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AUDIT COMMITTEE
AUDIT COMMITTEE
Members: Carlo Bozotti (Chair) Brenda L. Freeman Oleg Khaykin Ernest E. Maddock Meetings in fiscal 2023: 8 Audit Committee Financial Experts: Carlo Bozotti (Chair) Oleg Khaykin Ernest E. Maddock
Responsibilities
The Audit Committee is charged with:
•
Assisting and representing the Board in fulfilling its oversight responsibilities with respect to:

•
The integrity of the Company’s financial statements;

•
The independence, qualifications, and performance of the Company’s independent external auditors;

•
The performance of the Company’s internal audit function;

•
Compliance with legal and regulatory requirements; and

•
Internal ethics and compliance program, enterprise risk management, and cybersecurity.

•
Appointing, compensating, retaining and overseeing the independent registered public accounting firm.

•
Reviewing and approving transactions with any related person in which the Company is a participant and involves an amount equal to or exceeding $120,000 per year.

Please see the Audit Committee Report set forth elsewhere in this Proxy Statement for more information about the Audit Committee and its operations.

All Audit Committee members are independent under the independence requirements of the Nasdaq listing standards and the Board’s independence standards, and also meet the additional independence requirements for audit committee members established by the SEC. The Board has further determined that the following three members of the committee qualify as “audit committee financial experts” as defined by the SEC and meet the audit committee financial sophistication requirement of Nasdaq: Messrs. Bozotti, (Audit Committee Chair), Khaykin, and Maddock.
The committee operates under a written charter that outlines the committee’s purpose, member qualifications, authority, and responsibilities. The committee reviews its charter and conducts an evaluation of its own effectiveness annually. The charter is available at www.ir.avnet.com/documents-charters.

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COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE
Members: James A. Lawrence (Chair) Jo Ann Jenkins Avid Modjtabai Adalio T. Sanchez Meetings in fiscal 2023: 4
Responsibilities
The Compensation and Leadership Development Committee is charged with:
•
Overseeing the Company’s overall compensation structure, policies, and programs.

•
Assisting the Board in fulfilling its responsibilities with respect to administering the Company’s long-term incentive plan.

•
Reviewing and approving compensation arrangements with executive officers.

•
Evaluating CEO performance and recommending CEO compensation to the Board.

•
Overseeing the Company’s policies and programs relating to talent, leadership, culture, diversity, equity and inclusion.

•
Overseeing Director compensation and recommending any changes to Director compensation to the Board.

The Compensation and Leadership Development Committee’s objective is to establish and administer a total compensation program that fairly and competitively rewards long-term performance and enhances shareholder value.

The Compensation and Leadership Development Committee has the authority to retain an independent executive compensation consultant to assist in the evaluation of compensation for the Company’s executive officers and Directors, and to help ensure that the committee’s actions are objective and appropriate. The committee has the sole authority to retain, at the Company’s expense, and terminate any such consultant, including the sole authority to approve such consultant’s fees and other terms of engagement. The committee retained Meridian Compensation Partners, LLC (“Meridian”) as the committee’s independent compensation consultant for fiscal 2023. The committee assessed the independence of Meridian pursuant to the SEC and Nasdaq rules and concluded that no conflict of interest existed that prevented, or will prevent, Meridian from being an independent consultant to the committee.
All committee members meet the independence requirements of Nasdaq listing standards and the Board’s independence standards, and also meet Nasdaq’s additional independence requirements for compensation committee members.
The committee operates under a written charter that outlines the committee’s purpose, member qualifications, authority, and responsibilities. The committee reviews its charter and conducts an evaluation of its own effectiveness annually. The charter is available at www.ir.avnet.com/documents-charters.

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CORPORATE GOVERNANCE COMMITTEE
CORPORATE GOVERNANCE COMMITTEE
Members: Avid Modjtabai (Chair) Rodney C. Adkins Brenda L. Freeman Adalio T. Sanchez Meetings in fiscal 2023: 4
Responsibilities
The Corporate Governance Committee is charged with:
•
Identifying, screening, and recommending appropriate candidates to serve as directors.

•
Periodically reviewing the Company’s succession plans, including CEO succession.

•
Overseeing the process for evaluating the Board, its committees, and management.

•
Making recommendations with respect to corporate governance issues affecting the Board and the Company.

•
Overseeing director orientation and continuing education programs.

•
Overseeing the Company’s ESG program and initiatives.

Please see “Corporate Governance — Director Nominations” for additional information on the Corporate Governance Committee.

All Corporate Governance Committee members meet the independence requirements of Nasdaq listing standards and the Board’s independence standards.
The committee operates under a written charter that outlines the committee’s purpose, member qualifications, authority, and responsibilities. The committee reviews its charter and conducts an evaluation of its own effectiveness annually. The charter is available at www.ir.avnet.com/documents-charters.
FINANCE COMMITTEE
FINANCE COMMITTEE
Members: Oleg Khaykin (Chair) Carlo Bozotti Jo Ann Jenkins James A. Lawrence Ernest E. Maddock Meetings in fiscal 2023: 4
Responsibilities
The Finance Committee is charged with:
•
Assisting the Board with overseeing financial matters.

•
Reviewing and providing guidance to the Board and management about capital allocation, capital structure, mergers and acquisitions, financial strategies, capital markets, and share buybacks.

•
Approving secured borrowings, loans, and credit facilities, for amounts exceeding management’s delegated authority up to the committee’s delegated authority.

•
Approving real estate transactions for amounts exceeding management’s delegated authority.

•
Approving company guarantees and similar instruments for amounts exceeding management’s delegated authority.

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All Finance Committee members meet the independence requirements of Nasdaq listing standards and the Board’s independence standards.
The committee operates under a written charter that outlines the committee’s purpose, member qualifications, authority, and responsibilities. The committee reviews its charter and conducts an evaluation of its own effectiveness annually. The charter is available at www.ir.avnet.com/documents-charters.
EXECUTIVE COMMITTEE
EXECUTIVE COMMITTEE
Members: Rodney C. Adkins (Chair) Carlo Bozotti Oleg Khaykin James A. Lawrence Avid Modjtabai Meetings in fiscal 2023: 0
Responsibilities
The Board established the Executive Committee to exercise the powers and authority of the Board during the intervals between Board meetings when the Chair of the Board determines that convening a special Board meeting is not warranted. The Executive Committee may exercise the powers and authority of the Board except those not permitted by law or the Company’s Bylaws. Therefore, the Executive Committee does not have the authority to:
•
Submit to shareholders any action that requires shareholders’ approval;

•
Fill vacancies in the Board or any committee;

•
Fix compensation for Directors serving on the Board or any committee;

•
Amend or repeal the Bylaws or adopt new bylaws; or

•
Amend or repeal any Board resolutions which, by its terms, are not amendable or repealable.

All Executive Committee members meet the independence requirements of Nasdaq listing standards and the Board’s independence standards.

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Director Compensation
Directors who are also officers or employees of the Company do not receive any special or additional remuneration for service on the Board. Upon the recommendations of the Compensation and Leadership Development Committee and approvals of the Board of Directors, non-employee Directors received compensation for their services on the Board for fiscal 2023 as set out below.
Annual Compensation Components:	In Effect 07-03-22	Change Effective 01-01-23
Cash Retainer(1)	$100,000
Equity(2)	$160,000	$180,000
Total for FY23:		$280,000
% of Cash/Equity		36/64
Additional Annual Amounts:(1)	In Effect 07-03-22	Change Effective 01-01-23
Independent Chair Retainer	$175,000	$185,000
Audit Committee Chair Retainer(3)	$25,000
Audit Committee Retainer	$7,500
Compensation and Leadership Development Committee Chair Retainer	$20,000
Corporate Governance Committee Chair Retainer	$15,000
Finance Committee Chair Retainer	$15,000

(1)
Paid in equal quarterly installments, unless the Director elects to defer under the Avnet Deferred Compensation Plan for Outside Directors, which is described in more detail under the caption “Deferred Compensation Plan” below. The amount is prorated for Directors who begin service after January 1.

(2)
Generally delivered each January, unless the Director elects to defer under the Avnet Deferred Compensation Plan for Outside Directors. The amount is prorated for Directors who begin service after January 1.

(3)
Includes Audit Committee Retainer.

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The following table shows the total dollar value of all fees earned by all non-employee Directors in fiscal 2023 and the grant date fair value of stock awards to non-employee Directors made in fiscal 2023.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
(a)	(b)	(c)	(h)
Rodney C. Adkins	280,000	180,000	460,000
Carlo Bozotti	125,000	180,000	305,000
Brenda L. Freeman	107,500	180,000	287,500
Jo Ann Jenkins	100,000	180,000	280,000
Oleg Khaykin	122,500	180,000	302,500
James A. Lawrence	120,000	180,000	300,000
Ernest E. Maddock	107,500	180,000	287,500
Avid Modjtabai	115,000	180,000	295,000
Adalio T. Sanchez	100,000	180,000	280,000
William H. Schumann, III(1)	30,625	—	30,625

(1)
Mr. Schumann received one quarterly cash retainer payment prior to his retirement from the Board on November 17, 2022.

PROCESS FOR REVIEWING NON-EMPLOYEE DIRECTOR COMPENSATION
The Board’s practice is to review the Company’s non-employee Director compensation program periodically based on recommendations from the Compensation and Leadership Development Committee, and any changes are generally made effective as of January 1 of the following calendar year. Historically, it has been the practice every two years for the committee to perform a comprehensive benchmarking review of the program, including each element of the program as well as the compensation in total.
In August 2022, the committee reviewed the results of a benchmarking study of non-employee Director compensation conducted by Meridian, the independent compensation consultant. The study analyzed market practices among the same peer group used by the committee for purposes of benchmarking executive compensation, as well as a summary of practices from a sampling of the Fortune 250. Based on this review, the committee recommended to the Board changes to non-employee Director compensation for fiscal 2023, which the Board approved effective January 2023, as noted in the above table.
DEFERRED COMPENSATION PLAN
Under the Avnet Deferred Compensation Plan for Outside Directors, a non-employee Director may elect to defer all or a portion of annual equity compensation and receive phantom stock units instead. Each phantom stock unit is the economic equivalent of one share of Common Stock and is settled in Common Stock on a one-for-one basis with fractional shares payable in cash. Phantom stock units will be settled when the Director no longer serves on the Board or upon a change of control of the Company, as provided under the plan.
The number of phantom stock units is determined by dividing the grant date fair value of the annual equity compensation by the average of the high and low price of the Common Stock on the national stock exchange constituting the primary market for the Common Stock on the first business day in January of each year and then multiplying by the percentage of the equity compensation deferred.
In addition, under the plan, a non-employee Director may elect to defer all or a portion of cash compensation either as cash or phantom stock units. Cash compensation deferred as cash is credited to a cash account established under the plan for the Director at the beginning of each quarter and earns monthly interest at a rate corresponding to the interest rate on U.S. Treasury 10-year notes on the first day of the month. During fiscal

Director Compensation
2023 ANNUAL
PROXY STATEMENT
2023, there were no “above market” earnings. The cash account is payable to the Director when the Director no longer serves on the Board or upon a change of control of the Company, as provided under the plan.
Except in connection with a change of control, the settlement of phantom stock units with Common Stock and payment of the cash account in cash will be made in ten annual installments unless the Director elects to receive in a single lump sum or annual installments not exceeding ten, with such election made within the timeframes required by the plan. In connection with a change of control, the settlement and payment will be made in a single lump sum.
If a Director dies, any remaining payments shall be made to the Director’s designated beneficiary.
D&O INSURANCE
As permitted by Section 726 of the Business Corporation Law of New York, the Company has in force directors’ and officers’ liability insurance and corporate reimbursement insurance. The policy insures the Company against losses from claims against its Directors and officers when they are entitled to indemnification by the Company, and insures the Company’s Directors and officers against certain losses from claims against them in their official capacities. All duly elected Directors and officers of the Company and its subsidiaries are covered under this insurance. The primary insurer is Federal Insurance Company, a Chubb Group insurance company. Excess insurers include XL Specialty Insurance Company, Zurich American Insurance Company, National Union Fire Insurance Co. of Pittsburgh, PA, Travelers Casualty and Surety Company of America, Endurance American Insurance Company, and Lloyd’s of London. The coverage was renewed effective August 1, 2023, for a one-year term. The total premium paid for both primary and excess insurance was $919,595. No claims were made or sums paid out under such insurance policies during fiscal 2023.

2023 ANNUAL
PROXY STATEMENT
EXECUTIVE OFFICERS OF THE COMPANY
Below are the names, ages, and titles of the Company’s current executive officers as of September 18, 2023, as well as a summary of their backgrounds and business experience, except that Mr. Gallagher’s biography is listed earlier under “Proposal 1 Election of Directors — Nominees”.
Executive officers are generally appointed each year by the Board at a meeting following the annual meeting of shareholders and hold office until the next annual meeting or until their earlier death, resignation, or removal.
Name	Age	Office
Philip R. Gallagher	62	Chief Executive Officer and President, Electronic Components
Kenneth A. Jacobson	45	Chief Financial Officer
Ken E. Arnold	59	Senior Vice President and Chief People Officer
Michael R. McCoy	47	Senior Vice President, General Counsel and Chief Legal Officer
Leng Jin (Max) Chan	51	Senior Vice President and Chief Information Officer
Elizabeth A. McMullen	62	Senior Vice President, Operations
Rebeca Obregon-Jimenez	54	Senior Vice President, Strategic Business Engagements and Supplier Management
KENNETH A. JACOBSON
Kenneth A. Jacobson has served as Chief Financial Officer since September 6, 2022. Prior to that he had served as the Corporate Controller since 2013 and Principal Accounting Officer since February 2018. From August 2017 to January 2018, Mr. Jacobson served as the Interim Chief Financial Officer. Prior to joining the Company, Mr. Jacobson served as the Director of External Reporting and Accounting Research for First Solar Inc. from 2011 to 2013, where he led external reporting and provided accounting support for acquisitions and sales of solar power projects. Mr. Jacobson began his career in public accounting with PricewaterhouseCoopers (PwC) for ten years, where he worked with a variety of clients across various industries.
KEN E. ARNOLD
Ken E. Arnold has served as Senior Vice President and Chief People Officer since February 2019. He previously served in various human resource leadership roles with the Company, including as Vice President, Human Resources from 2009 to February 2019 and Director, Human Resources — Talent Acquisition and HR Services from 2007 to 2009.

Executive Officers of the Company
2023 ANNUAL
PROXY STATEMENT
MICHAEL R. MCCOY

Michael R. McCoy has served as Senior Vice President, General Counsel and Chief Legal Officer since April 2020. He joined the Company in 2010 and previously served as General Counsel, International from May 2019 to April 2020; Vice President, Assistant General Counsel, EMEA General Counsel from 2017 to 2019; and Secretary from 2013 to 2017. Prior to joining the Company, Mr. McCoy worked at two international law firms and at the U.S. Securities and Exchange Commission’s Division of Corporation Finance.

LENG JIN (MAX) CHAN

Max Chan has served as the Chief Information Officer since 2019 and as Senior Vice President since 2021. Since joining the Company in 2013, he has served in various roles including Vice President, Information Technology Global Supply Chain from 2016 to 2019 and Vice President of Information for Avnet Technology Solutions (a former business unit of the Company) in Asia from 2013 to 2016. Prior to joining the Company, Mr. Chan held several Information Technology leadership roles, including Chief Information Officer, Asia at VF Corporation (NYSE: VFC) from 2008 to 2010 and Vice President, IT Global Supply Chain, Building Efficiency at Johnson Controls International (NYSE: JCI) from 2001 to 2008 and 2010 to 2012.

ELIZABETH A. MCMULLEN

Elizabeth A. McMullen has served as the Senior Vice President, Operations since 2021. Since joining the Company in 2010, she has served in various leadership roles, including Global Vice President, Operations from 2020 to 2021; and Vice President, Global Business Operations from 2018 to 2020. Prior to joining the Company, Ms. McMullen held senior leadership positions at Deutsche Post DHL Group (OTCMKTS: DPSGY) and Arthur Andersen, LLP.

Rebeca Obregon-Jimenez

Rebeca Obregon-Jimenez has served as the Senior Vice President of Strategic Business Engagements and Supplier Management since December 2022. She has over 30 years of experience in the semiconductor industry and has built teams and businesses from inception to profitable worldwide market leaders. Prior to joining Avnet, she served in various roles at Amkor Technology, Inc. (NASDAQ: AMKR), including from January 2020 to December 2022 as Corporate Vice President of Advanced System in Package Business Unit; from December 2015 to January 2020 as Corporate Vice President of Sales, US East Region; from January 2015 to December 2015 as Senior Vice President of Strategic Program Management; and from August 2014 to December 2014 as Senior Vice President of Operations Finance. Prior to that she served in various leadership roles at Integrated Device Technology (NASDAQ: IDTI) from May 1999 to 2014 and Motorola, Semiconductor Products Sector from 1990 to 1999. She has also served since 2019 as Board Director at FormFactor (NASDAQ: FORM).

2023 ANNUAL
PROXY STATEMENT
Security Ownership of Certain Beneficial Owners and Management
Unless otherwise stated, the following table sets forth information with respect to the Company’s Common Stock beneficially owned as of September 1, 2023 or, in respect of any 5% Holder, the date of such holder’s most recent Schedule 13D or Schedule 13G filed with the SEC as of September 1, 2023, by: (a) persons that, to the Company’s knowledge, were the beneficial owners of more than 5% of the Company’s outstanding Common Stock (“5% Holders”), (b) each current Director and director nominee of the Company, (c) each of the executive officers named in the Summary Compensation Table in this Proxy Statement (“NEO”), and (d) all Directors and NEOs of the Company as a group. Except where specifically noted in the table, all the shares listed for a person or the group are directly held by such person or group members, with sole voting and dispositive power.
Name of Beneficial Owner	Common Stock(a)	Stock Options Exercisable Within 60 Days	Total Common Stock Beneficially Owned	Percent of Class(b)
5% Holders
BlackRock, Inc.(1) 50 Hudson Yards New York, NY 10001	9,243,635		9,243,635	10.1%
Dimensional Fund Advisors LP(2) 6300 Bee Cave Road, Bldg One Austin, TX 78746	5,934,049		5,934,049	6.5%
Pzena Investment Management LLC.(3) 320 Park Avenue, 8th Floor New York, NY 10022	9,282,603		9,282,603	10.1%
The Vanguard Group(4) 100 Vanguard Blvd. Malvern, PA 19355	10,224,425		10,224,425	11.2%
Directors, Director Nominees and Named Executive Officers
Rodney C. Adkins, Chair	33,417(5)	0	33,417	*
Carlo Bozotti, Director	16,936	0	16,936	*
Brenda L. Freeman, Director	22,868(6)	0	22,868	*
Jo Ann Jenkins, Director	21,994	0	21,994	*
Oleg Khaykin, Director	44,752(7)	0	44,752	*
James A. Lawrence, Director	15,100	0	15,100	*
Ernest E. Maddock, Director	9,656(8)	0	9,656
Avid Modjtabai, Director	34,615	0	34,615	*
Adalio T. Sanchez, Director	16,936	0	16,936	*
Philip R. Gallagher, Chief Executive Officer, President, Electronic Components and Director	335,478(9)	293,070	628,548	*
Kenneth A. Jacobson, Chief Financial Officer	66,021(10)	0	66,021	*
Ken E. Arnold, SVP, Chief People Officer	51,304(11)	52,654	103,958	*
Michael R. McCoy, SVP, General Counsel	57,460(12)	34,172	91,632	*
Rebeca Obregon-Jimenez, SVP Strategic Business Engagements and Supplier Management	17,438(13)	0	17,438	*
Thomas Liguori, Former Chief Financial Officer(14)	36,552(14)	32,180	68,732	*
All Directors and named executive officers as a group (15 persons)(15)	780,527	412,076	1,192,603	1.3%

*
Represents less than 1%.

Security Ownership of Certain Beneficial Owners and Management
2023 ANNUAL
PROXY STATEMENT
(a)
This column includes Restricted Stock Units allocated but not yet delivered to each executive officer and Phantom Stock Units owned by non-employee Directors.

(b)
Based on 91,540,663 shares of Common Stock outstanding (net of treasury shares) at September 1, 2023.

(1)
Based solely on information provided in Amendment No. 2 to a Schedule 13G filed with the SEC on June 8, 2023 by BlackRock, Inc., which reports sole voting power with respect to 8,854,574 shares and sole dispositive power with respect to 9,243,635 shares.

(2)
Based solely on information provided in a Schedule 13G filed with the SEC on February 10, 2023 by Dimensional Fund Advisors LP, which reports sole voting power with respect to 5,870,676 shares and sole dispositive power with respect to 5,934,049 shares.

(3)
Based solely on information provided in Amendment No. 6 to a Schedule 13G filed with the SEC on January 20, 2023 by Pzena Investment Management, LLC, which reports sole voting power with respect to 7,013,480 shares and sole dispositive power with respect to 9,282,603 shares.

(4)
Based solely on information provided in Amendment No. 12 to a Schedule 13G filed with the SEC on February 9, 2023, by The Vanguard Group, which reports sole voting power with respect to 0 shares, shared voting power with respect to 39,698 shares, sole dispositive power with respect to 10,092,753 shares and shared dispositive power with respect to 131,672 shares.

(5)
Mr. Adkins’ ownership includes 5,026 Phantom Stock Units.

(6)
Ownership consists solely of Phantom Stock Units.

(7)
Mr. Khaykin’s ownership includes 35,752 Phantom Stock Units.

(8)
Mr. Maddock’s ownership includes 4,391 Phantom Stock Units.

(9)
Mr. Gallagher’s information includes 53,562 Common Stock owned by the Gallagher Family Trust, 171,827 Restricted Stock Units allocated but not yet vested, and 35,594 Performance Stock Units earned but not yet vested.

(10)
Mr. Jacobson’s ownership includes 35,346 Restricted Stock Units allocated but not yet vested and 6,845 Performance Stock Units earned but not yet vested.

(11)
Mr. Arnold’s ownership includes 27,758 Restricted Stock Units allocated but not yet vested and 5,201 Performance Stock Units earned but not yet vested.

(12)
Mr. McCoy’s ownership includes 30,992 Restricted Stock Units allocated but not yet vested and 5,750 Performance Stock Units earned but not yet vested.

(13)
Ms. Obregon-Jimenez’s ownership includes 15,118 Restricted Stock Units allocated but not yet vested.

(14)
Mr. Liguori’s information is as of September 6, 2022, when he transitioned to a senior advisor. His ownership included 30,066 Restricted Stock Units allocated but not yet vested as of September 6, 2022.

(15)
Based on representations by Directors and Officers, none of the shares have been pledged as security.

2023 ANNUAL
PROXY STATEMENT
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act (“Section 16(a)”) requires that the Company’s Directors and executive officers and holders of more than 10% of the Company’s equity securities file with the SEC, within specified due dates, initial reports of beneficial ownership of the Company’s equity securities on Form 3; reports of changes in ownership of the Company’s equity securities on Form 4; and annual reports of changes in ownership of the Company’s equity securities on Form 5. As a matter of practice, the Company’s administrative staff assists Directors and executive officers with these reporting requirements. The Company is required to disclose whether it has knowledge that any person required to file such reports may have failed to do so in a timely manner.
Based solely on a review of the copies of the fiscal year 2023 Section 16(a) reports in the Company’s possession and on written representations from the Company’s Directors and executive officers that no other reports were required during the year ended July 1, 2023, the Company believes that during the fiscal year ended July 1, 2023, all Section 16(a) filings were timely filed.
RELATED PERSON TRANSACTIONS
The SEC rules generally define a related person transaction as any transaction, arrangement or relationship involving more than $120,000 in which the Company or any of its subsidiaries was, is, or will be a party to and in which a Director, executive officer, or their immediate family members, has a material direct or indirect interest.
The Company has a variety of policies and procedures for identifying and reviewing related person transactions. The Company’s Code of Conduct and the Conflicts of Interest Policy generally prohibit and require the disclosure of any potential conflict of interest, including when the person will have a direct or indirect financial interest in a business with which the Company may have dealings. Exceptions to the policy’s prohibition must be pre-approved in writing.
As part of the process for its quarterly reporting obligations pursuant to Section 13(a) or 15(d) of the Exchange Act, the Company’s disclosure committee reviews whether there are any related person transactions that should be disclosed in the Company’s SEC filings. In addition, executive officers and Directors each complete a Director and Officers’ Questionnaire annually and Director nominees complete a New Director Questionnaire before election, which requests information regarding related person transactions. The Audit Committee reviews and approves or recommends to the Board to approve, as appropriate, certain related party transactions.
The Company’s Corporate Governance Guidelines also specify the standards for independence of Directors.

2023 ANNUAL
PROXY STATEMENT
PROPOSAL 2: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
RECOMMENDATION OF THE BOARD
The Board recommends that shareholders vote FOR the advisory vote on the compensation of the Named Executive Officers as disclosed in this Proxy Statement.
DESCRIPTION OF PROPOSAL
As part of the Company’s commitment to high standards of governance and as required by Section 14A of the Exchange Act, the Board of Directors requests that the shareholders approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers (“NEOs”) as disclosed in this Proxy Statement. This proposal, commonly known as a “say on pay” proposal, gives shareholders the opportunity to express their views on the compensation of the NEOs. It is not intended to address any specific item of compensation, but rather the overall compensation of the NEOs and the philosophy, policies and practices described in this Proxy Statement.
Shareholders are urged to read the “Compensation Discussion and Analysis” along with the compensation tables and narrative discussion that follows, which discuss how the compensation program is implemented with respect to the NEOs.
The Board believes that the NEO’s compensation as described in this Proxy Statement was appropriate and recommends a vote “FOR” the following resolution:
RESOLVED, that the Company’s shareholders hereby approve, on a non-binding advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Proxy Statement for the 2023 Annual Meeting of Shareholders, pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.
Although the vote is non-binding, the Compensation and Leadership Development Committee and the Board value shareholder opinions. If a significant number of votes are cast against the disclosed NEO compensation, the Board and Compensation and Leadership Development Committee will consider the shareholders’ concerns, evaluate what actions are necessary to address those concerns, and take such concerns into account in future determinations concerning the executive compensation program.
The Company currently conducts an annual advisory vote on NEO compensation and expects to conduct the next advisory vote at the 2024 Annual Meeting of Shareholders.
VOTE REQUIRED FOR APPROVAL
For approval, this proposal requires the affirmative vote of a majority of the votes cast by the shareholders present in person or by proxy, provided a quorum is present, at the Annual Meeting. Abstentions are not counted in determining the votes cast. Brokers who hold shares of Common Stock as nominees will not have discretionary authority to vote such Common Stock on this proposal. Therefore, a shareholder who does not vote at the Annual Meeting (whether due to abstention or a broker non-vote) will not affect the outcome of the vote but will reduce the number of affirmative votes required to achieve a majority for this matter by reducing the total number of shares from which the majority is calculated.
PROXY
Unless otherwise directed by the shareholder, the persons named as proxies on the proxy card will vote each properly signed and returned proxy card FOR the approval of the compensation of the Named Executive Officers as disclosed in this Proxy Statement.

2023 ANNUAL
PROXY STATEMENT
Compensation Discussion and Analysis
EXECUTIVE SUMMARY
The Company designs its compensation programs and practices around a pay-for-performance philosophy geared toward the achievement of short- and long-term goals. Senior executives are encouraged to think and behave like owners of the business and to consider the impact of their decisions and performance on the aggregate success of the Company as reflected in its total shareholder return (“TSR”). This section explains how the Compensation and Leadership Development Committee (“Compensation Committee” or “Committee”) made its compensation decisions for fiscal 2023 for the named executive officers (“NEOs”). The compensation awarded to the NEOs for fiscal 2023 is set forth in the Summary Compensation Table in this Proxy Statement.
Named Executive Officers (NEOs)
The NEOs for fiscal 2023 are listed below. The titles represent their current position with the Company. Please see “Executive Officers of the Company” for additional information on current officers’ roles.

NEOs	Position
Philip R. Gallagher	Chief Executive Officer (“CEO”) and President, Electronic Components
Kenneth A. Jacobson(1)	Chief Financial Officer (“CFO”)
Ken E. Arnold	Senior Vice President, Chief People Officer
Michael R. McCoy	Senior Vice President, General Counsel and Chief Legal Officer
Rebeca Obregon-Jimenez(2)	Senior Vice President, Strategic Business Engagements and Supplier Management
Thomas Liguori(3)	Former Chief Financial Officer

(1)
Mr. Jacobson was appointed as CFO effective September 6, 2022.

(2)
Ms. Obregon-Jimenez joined the Company effective December 30, 2022.

(3)
Mr. Liguori transitioned from CFO, effective September 6, 2022, to a senior advisor through March 31, 2023.

Compensation Discussion and Analysis
2023 ANNUAL
PROXY STATEMENT
Business Performance
The Company’s performance, including some of the financial performance metrics utilized in the Company’s incentive plans payable for fiscal 2023, is detailed in the table below.
	Fiscal 2022	Fiscal 2023	% Change
	$ in millions, except per share data
Sales	$24,310.7	$26,536.9	9.2%
Gross profit dollars	$2,965.4	$3,182.1	7.3%
Operating income	$939.0	$1,186.8	26.4%
Adjusted operating income	$985.6	$1,220.9	23.9%
Operating income margin	3.86%	4.47%	61 bps
Adjusted operating income margin	4.05%	4.60%	55 bps
Diluted earnings per share	$6.94	$8.26	19.0%
Adjusted diluted earnings per share	$6.93	$8.06	16.4%
Net working capital days	68.98	86.19	25.0%
Return on Working Capital	20.65%	19.51%	(114) bps

•
In addition to presenting financial results that are determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company also discloses certain non-GAAP financial information, including adjusted operating income, adjusted operating income margin, adjusted income from operations, and adjusted diluted earnings per share from operations to exclude certain items in the table above. The Company believes that these metrics, adjusted for the impact of certain items, are useful measures to help shareholders better assess and understand the Company’s performance, especially when comparing results with previous periods, primarily because management views the excluded items to be outside of the Company’s normal operating results. See Appendix A to this Proxy Statement for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures. Non-GAAP measures should be viewed in addition to, and not as an alternative for, financial results prepared in accordance with GAAP.

•
For more details on the Company’s performance, please see the Company’s Annual Report on Form 10-K for the fiscal year ending July 1, 2023, including the Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Compensation Discussion and Analysis
2023 ANNUAL
PROXY STATEMENT
Summary of Incentive Compensation Design and Payouts for Fiscal 2023
Annual Cash Incentive Design and Payout: The annual cash incentive plan for fiscal 2023 consisted of two components — financial performance metrics and non-financial performance metrics, weighted 80% and 20%, respectively. The financial performance metrics had three performance goals: (1) adjusted operating income dollars (OI$), weighted 40%; (2) return on working capital (ROWC), weighted 40%; and (3) relative market share, weighted 20%. Relative market share measures the Company’s ability to increase market share against its main competitor in its Core business. The non-financial performance metric was comprised of goals related to talent acquisition, retention, and diversity and employee engagement. Each NEO’s achievement was determined on an individualized basis, which provided the opportunity to recognize each NEO’s individual contributions to the Company’s diversity and engagement goals. The payout for the fiscal 2023 annual cash incentive awards was 141.02% of target for the CEO and ranged from approximately 139.62% —  141.02% of target for other NEOs.
Long-Term Incentive Design: The long-term equity incentive plan for fiscal 2023 consisted of 50% performance share units (“PSUs”) and 50% time-based restricted stock units (“RSUs”). The PSUs were divided equally into three tranches, each with a different one-fiscal year performance period, which collectively vest at the end of the third fiscal year. PSUs earned under each tranche will be based on (1) adjusted return on invested capital exceeding weighted average cost of capital (“ROIC>WACC”), weighted 50%, and (2) relative adjusted earnings per share growth, weighted 50%, with relative total shareholder return (“rTSR”) as a modifier. PSUs earned under the first tranche, but not yet vested or payable, for the CEO and participating NEOs was 144.57% of target based on the achievement levels.
Philosophy and Objectives
The Committee’s objective is to approve and oversee a compensation program that supports the Company’s business objectives and aligns executives’ interests with shareholders’ interests by rewarding short- and long-term performance that enhances shareholder value. The Company’s short-term incentive program employs multiple performance measures to ensure focus is on the entire business. The long-term incentive program included awards that vest over several different and overlapping periods to help ensure that performance during any one period was not maximized to the detriment of other periods. In addition to the annual cash incentive awards, equity awards vest over periods ranging from three to four years depending on the award type.
2022 Advisory Vote on Executive Compensation
At the Company’s annual shareholder meeting on November 17, 2022, the Company submitted its executive compensation program to an advisory vote of its shareholders (also known as the “say on pay vote”). This advisory vote received support from approximately 96.3% of the total votes cast at the annual meeting.
Shareholder Outreach Efforts
The Company pays careful attention to any feedback received from its shareholders about the Company’s executive compensation program, including the say on pay vote, and its governance practices and policies. As has been its practice for several years, in fiscal 2023, the Company contacted its largest registered shareholders to seek their feedback on the Company’s corporate governance and executive compensation practices (“2023 Outreach”). There were no concerns expressed during the 2023 Outreach that led the Committee to make material changes to the Company’s compensation programs. The Committee carefully considered and continues to consider the results of the say on pay vote and any feedback received from its shareholders in its subsequent executive compensation decision-making.

Compensation Discussion and Analysis
2023 ANNUAL
PROXY STATEMENT
COMPENSATION GOVERNANCE AND PROCESS
Role of the Committee and Board
In setting and implementing the Company’s executive compensation program:
✓
The Committee oversees overall compensation structure, policies, and programs, and assesses the appropriateness of incentives for management and employees

✓
The Committee administers short-term and long-term incentive plans and all equity-based compensation plans

✓
The Committee oversees performance evaluations and reviews and approves compensation for all executive officers except the CEO

✓
The Committee reviews and evaluates the CEO’s performance and makes recommendations to the Independent Directors regarding the CEO compensation

✓
The Committee recommends the CEO’s target opportunity and actual compensation to the Independent Directors of the Board for their consideration and approval

✓
The Committee reviews the compensation arrangements for executive officers to ensure that they do not encourage excessive risk-taking

✓
The Independent Directors of the Board approve the compensation of the CEO

The Board utilizes a decision-making framework regarding CEO compensation. As part of this framework, the Board Chair leads the Board in conducting an annual evaluation of CEO performance relative to the performance goals and objectives previously established for the Company and the CEO for the fiscal year recently ended. The CEO’s performance objectives include goals relating to enterprise performance, market share improvement, growth in high service and new market segments, and creating a high-performance culture with a focus on people, talent, and diversity and inclusion.
When setting compensation for all executive officers, the Committee determines or recommends, as applicable, target compensation and performance goals by: (1) evaluating factors such as value of the job in the market and within the Company, the executive officer’s past performance, overall experience and time in the position, and expected future contributions; and (2) reviewing compensation summaries that tally the dollar value of the base salary, target annual cash incentive, target long-term incentives, and target total direct compensation. These summaries include benchmarking data comparing each of those elements to those of the peer group, which is further described below. For executive officers other than the CEO, the Committee also considers the CEO’s recommendations on compensation for the other executive officers.
After the end of the fiscal year, the Committee reviews the prior year’s performance by each executive officer and either approves or recommends, as applicable, incentive plan payouts for all executive officers.
Role of Management
To aid in determining the compensation for the Company’s executive officers other than the CEO:
✓
The CEO discusses the performance of each executive officer with the Committee

✓
The CEO provides recommendations on the compensation levels for each executive officer (except the CEO) to the Committee

✓
When making compensation recommendations, the CEO considers various items including:

➢
value of the job in the market and within the Company

➢
the executive officer’s performance

➢
overall experience and time in the position

➢
expected future contributions

Compensation Discussion and Analysis
2023 ANNUAL
PROXY STATEMENT
Role of the Independent Compensation Consultant
✓
Provides independent and objective advice to the Committee on the Company’s executive pay programs

✓
Apprises the Committee of compensation-related trends in the marketplace

✓
Informs the Committee on compensation-related regulatory developments

✓
Assists with benchmarking peer group development and related market data for the Company’s officers

✓
Advises on the design of the Company’s incentive compensation programs

✓
Provides such additional reports and analyses as requested by the Committee from time-to-time

The Committee has retained Meridian Compensation Partners, LLC (“Meridian”) to serve as the independent compensation consultant. The terms of Meridian’s engagement are set forth in an engagement agreement that provides, among other things, that Meridian is engaged by, and reports only to, the Committee and will perform the compensation advisory services requested by the Committee.
Meridian did not provide any separate services to the Company during fiscal 2023 other than its services to the Committee. The Committee conducted its annual assessment of Meridian’s independence pursuant to applicable SEC and Nasdaq rules and concluded that Meridian’s work for the Committee during fiscal 2023 did not raise any conflicts of interest.
Benchmarking
To ensure the Committee has the information necessary to set appropriate compensation levels, the Committee approves the overall approach for executive officer benchmarking, including selection of the benchmarking peer group.
FY23 Considerations for Benchmarking Peer Group Development:	FY23 Benchmarking Peer Group:

✓
A distribution, product, or related service company

✓
Revenues within range of Company revenues

✓
Market capitalization within range of Company market capitalization

✓
Global footprint

✓
Historical Company peer group

✓
Disclosed peer of a peer company

✓
Disclosed Company as a benchmarking peer

✓
In proxy advisors’ peer groups

Arrow Electronics, Inc.
Celestica Inc.
CDW Corporation
Flex Ltd.
Genuine Parts Company
Insight Enterprises, Inc.
Jabil, Inc.
Sanmina Corporation
Seagate Technology Holdings plc
TD SYNNEX Corporation
TE Connectivity Ltd.
W.W. Grainger, Inc.
WESCO International, Inc.
Western Digital Corporation

Compensation Discussion and Analysis
2023 ANNUAL
PROXY STATEMENT
The revenue and market capitalization for the benchmarking peer group median and the Company are shown in the table below.
	Fiscal 2022 ($ in billions)
	Revenue	Market Capitalization
Peer Group Median	$17.9	$9.3
The Company	$24.3	$3.9
For the CEO and CFO, the primary market data is sourced from the most recent proxy statements of the Company’s benchmarking peer group, as may be updated by additional SEC filings. Secondary market data is sourced from general industry surveys covering executive positions. For the remaining executive officers, the primary market data is sourced from the peer group’s proxy statement data, when available, or general industry surveys covering executive positions. The Committee reviews general industry survey data for similar roles at companies with comparable revenue and market capitalization. For fiscal 2023, the survey data came from the Willis Towers Watson 2022 U.S. General Industry Executive Survey.
As part of this benchmarking process, each executive officer’s proposed individual target compensation is evaluated against the market data, as are individual compensation elements such as base salary, annual cash incentives, long-term incentives, and total direct compensation.
The Committee does not view benchmarking as a prescriptive determinant of individual compensation. Rather, the Committee uses the market median as a general guide in its decisions on the target amount and mix of each element of compensation. The Committee also considers other factors, such as experience in the position and long-term performance of the individual. An executive officer’s actual compensation may be above or below target compensation and will vary from year to year based on financial results, future stock performance, as well as individual performance, reinforcing the Company’s pay-for-performance culture.
OVERVIEW OF PAY PROGRAMS
The primary components of the Company’s compensation program and the objectives of each component are set forth in the table below:
Pay Component	Objectives	Key Features
Base Salary	Attract and retain executive talent in a competitive marketplace.	Reflects skills, contributions, and success over time in role. Reviewed annually to ensure competitiveness and alignment with individual performance.
Annual Cash Incentives	Link variable compensation to short-term performance and strategic goals.	Key financial measures used to assess performance and align executives’ interest with shareholders’ interests. Payouts depend on meeting financial and non-financial performance goals.
Long-Term Equity Incentives	Align executives with shareholders by rewarding long-term shareholder value creation. Reward stock price appreciation and tie executive wealth accumulation to long-term performance.
Encourages retention through multi-year vesting (three to four years) and rewards share price appreciation.
Performance Share Units (PSUs) vest, if at all, at the end of a three-year period depending on meeting performance goals.

Compensation Discussion and Analysis
2023 ANNUAL
PROXY STATEMENT
In addition, each NEO may be eligible to receive certain other benefits summarized below. See “Elements of Executive Compensation — Additional Compensation Elements” for more information.
Pay Component	Brief Description
Retirement Benefits	• Qualified cash balance plan (Pension Plan) • Qualified defined contribution plan (401(k) Plan) • Nonqualified retirement plans
Executive Benefits	Limited perquisites
Change of Control Agreements	Individual agreements providing enhanced severance for a qualifying termination following a change of control of the Company
Executive Severance Plan	Plan providing severance benefits for executives, except for those covered by their employment agreements
Employee Stock Purchase Plan	Qualified plan permitting Company stock purchases at a 5% discount, subject to plan limits
Pay Mix
For fiscal 2023, the compensation mix at target for the CEO and the other NEOs demonstrates that a significant portion of their pay is based on variable compensation, as shown below.

(1)
Does not include the compensation mix for former CFO Mr. Liguori.

Compensation Discussion and Analysis
2023 ANNUAL
PROXY STATEMENT
Compensation Governance Practices
The Company’s executive compensation programs incorporate the following compensation governance practices:
What the Company Does:

Aligns Pay-for-Performance. Historically, a significant portion of total compensation depended on achieving short- and long-term financial and operational goals that were designed to increase shareholder value over time. As executives gain responsibility and seniority and exercise more direct influence over the Company’s financial and operational performance, typically base salary as a percentage of total compensation decreases and performance-based pay increases.

Focuses on Long-Term Incentive Compensation. The long-term incentive compensation program is designed to provide a meaningful portion of compensation with the goal of having executive officers think and behave like owners over the long term. Long-term incentives, in the form of equity awards, vest over periods ranging from three to four years depending on the award type.

Uses Multiple Metrics in Incentive Plans. The annual cash and long-term incentive programs employ multiple performance measures to assure focus is on the entire business. Further, long-term incentive programs include awards that vest over several different and overlapping periods to help ensure that performance during any one period is not maximized to the detriment of other periods.

Uses Award Caps. Annual cash incentives and PSUs are capped at 200% of target to discourage excessive risk-taking.

Maintains Clawback Policy. The Company’s Incentive-Based Compensation Recoupment Policy, also known as a clawback policy, requires the Company to recoup incentive-based compensation erroneously awarded due to a financial restatement and allows recoupment for employee misconduct.

Conducts Annual Compensation Risk Assessment. The Committee annually assesses the Company’s compensation programs and determines whether the Company’s policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

Maintains Stock Ownership Guidelines. The Company has stock ownership guidelines for its executive officers and, as of July 1, 2023, each executive officer was in compliance.

Grants Stock Options at Fair Market Value. When the Company grants stock options, the options are granted with an exercise price at the fair market value of the Company’s Common Stock on the date of the grant.

Maintains Compensation Committee Independence. The Compensation Committee is made up entirely of Independent Directors.

Maintains Compensation Consultant Independence. The Compensation Consultant does not provide any services to management other than its services to the Committee, and the Committee annually assesses the independence of the Compensation Consultant.

Compensation Discussion and Analysis
2023 ANNUAL
PROXY STATEMENT
What the Company Doesn’t Do:
Doesn’t Provide for Excise Tax Gross-Ups. The Company’s change of control agreements do not provide for excise tax reimbursements to any of the Company’s executive officers.

Doesn’t Pay Dividends or Dividend Equivalents on Equity Awards. Equity awards may provide for the accrual of dividends or dividends equivalents during the vesting period, which are paid solely to the extent the underlying equity awards vest. Dividends or dividend equivalents are not paid on unearned PSUs.

Doesn’t Permit Hedging or Pledging of Company Shares. The Company’s Insider Trading Policy prohibits Directors and executive officers from hedging the Company’s securities and prohibits them from pledging the Company’s securities without advance approval.

Doesn’t Provide Above-Market Returns. The Company does not offer preferential or above-market returns on deferred compensation.
Doesn’t Reprice Awards. Repricing of stock options and stock appreciation rights is prohibited without shareholder approval. The Company does not have a history of repricing equity awards.
Doesn’t Provide Excessive Severance Benefits or Perquisites. The Company provides only limited severance benefits and perquisites to executives.

Doesn’t Reimburse or Indemnify Against Recouped Incentive-Based Compensation. The Company does not reimburse executive officers for recouped incentive-based compensation or indemnify or insure executive officers in connection with recoupment of incentive-based compensation under its clawback policy.

Compensation Risk Management
The Committee reviewed the annual assessment of the Company’s executive compensation programs prepared by its independent compensation consultant. It concluded that the Company’s compensation policies and practices for fiscal 2023 did not create risks that are reasonably likely to have a material adverse effect on the Company or create inappropriate or unintended significant risk to the Company as a whole. It further concluded that the incentive compensation programs provide incentives that do not encourage excessive risk-taking that is beyond the Company’s ability to effectively identify and manage. The Committee and management believe that the incentive compensation programs are compatible with effective internal controls and the Company’s risk management practices and are supported by the Committee’s oversight and administration.
ELEMENTS OF EXECUTIVE COMPENSATION
Base Salary
The annual base salaries as of fiscal year ends 2022 and 2023 were as follows.
NEO	2022 FY End Annual Base Salary	2023 FY End Annual Base Salary	% Change(1)
Gallagher	$1,100,000	$1,150,000	4.5%
Jacobson(2)	$380,626	$500,000	31.4%
Arnold	$500,000	$525,000	5.0%
McCoy	$500,000	$550,000	10.0%
Obregon-Jimenez(3)	—	$520,000	—
Liguori(4)	$585,000	$585,000	0.0%

Compensation Discussion and Analysis
2023 ANNUAL
PROXY STATEMENT
(1)
The Company generally implements base salary increases for executive officers on a fiscal year basis, although it may consider mid-year increases in the event of a promotion. In determining the increases to base salaries for fiscal 2023, the Committee considered the NEO’s experience in the position, the long-term performance of the individual NEO, and the benchmarking data, and aligned compensation for each NEO more closely to market.

(2)
Jacobson’s annual base salary increased for fiscal 2023 in connection with his promotion to CFO effective September 6, 2022.

(3)
Obregon-Jimenez joined the Company on December 30, 2022.

(4)
Liguori transitioned from CFO, effective September 6, 2022, to a senior advisor through March 31, 2023. His annual base salary for fiscal 2023 reflects his base salary at the date of his departure.

Annual Cash Incentives
For fiscal 2023, the Committee approved the NEOs’ participation in the Company’s short-term incentive plan, making them eligible to receive annual cash incentive compensation based on pre-established performance goals as set forth in the following table. The design included both financial and non-financial metrics. The Committee believes the design reflects the Company’s business strategy, and effectively drives behaviors and decisions consistent with the Company’s strategic objectives.
Metrics	Weighting	Financial Performance Metrics	Weighting	Target Performance Goal
Financial Performance	80%	Adjusted Operating Income $ (OI$)	40%	$1,000.5 M
		Return on Working Capital % (ROWC)	40%	20.10%
		Relative Market Share	20%	+50 bps
Non-Financial Performance	20%	Individual Goals	100%	Individual contribution to the Company’s Diversity and Employee Engagement goals
Target Annual Cash Incentive.   The Committee sets each NEO’s target incentive opportunity based on market competitive data, internal equity, and other factors. The annualized target annual cash incentive compensation for fiscal 2022 and fiscal 2023 for the NEOs is set forth in the following table:
NEO	FY 2022	FY 2023	% Change	% Base Salary
Gallagher	$1,650,000	$1,725,000	4.5%	150%
Jacobson(1)	$170,626	$442,708	159.5%	100%
Arnold	$350,000	$393,750	12.5%	75%
McCoy	$350,000	$412,500	17.9%	75%
Obregon-Jimenez(2)	$—	$195,000	—	75%
Liguori(3)	$585,000	$438,750	—	100%

(1)
For Jacobson, the target for fiscal 2023 reflects (1) the annual target of $179,166 prorated for the period in fiscal 2023 during which he served as Controller, which was $31,994; and (2) the annual target of $500,000 prorated for the period in fiscal 2023 during which he served as CFO, which was $410,714.

(2)
For Obregon-Jimenez, the target for fiscal 2023 reflects the annual target of $390,000 prorated for the period in fiscal 2023 during which she was employed by the Company.

(3)
For Liguori, the target for fiscal 2023 reflects the annual target of $585,000 prorated for the period in fiscal 2023 during which he was employed by the Company, prior to his departure on March 31, 2023.

Compensation Discussion and Analysis
2023 ANNUAL
PROXY STATEMENT
Financial Performance Metrics.   For NEOs, 80% of their target annual cash incentive compensation was tied to the achievement of financial performance goals. Such goals are reviewed in conjunction with the Company’s budget for the upcoming fiscal year. When determining the goals, the Board seeks to ensure that they are fair, challenging, and forward-looking, without encouraging excessive risk-taking. Additionally, when determining the fiscal 2023 budget for executive compensation, the Board considered the Company’s results in fiscal 2022, projected growth, and the operating environment as projected by industry analysts. At its August 30, 2022 meeting, the Committee or the Board, as appropriate, finalized the financial performance goals and the target cash incentive compensation relating to such financial performance goals.
Financial performance goals were based on the percentage achievement of the Company’s fiscal 2023: (1) Adjusted Operating Income Dollars (“OI$)”), (2) Return on Working Capital (“ROWC”) and (3) Relative Market Share. These goals reinforced the focus on profitable growth by rewarding growth in operating income while maintaining an appropriate amount of sensitivity to the developments in gross margin and efficiency in the use of working capital. For purposes of the fiscal 2023 awards, definitions are as follows:
•
ROWC is defined as adjusted operating income divided by the quarterly average of working capital. Working capital is defined as total accounts receivable plus net inventories less accounts payable.

•
Relative market share measures the Company’s ability to increase market share against its main competitor in its Core business. It is defined as the relative organic sales growth in constant currency of the Company as compared to Arrow Electronics’ Components segment (“ARWC”) for fiscal 2023.

Maximum annual cash incentive compensation relating to the financial performance goals was capped at 200% of target and no cash incentive compensation would be earned for such measures if actual performance was less than 80% of the financial targets.
Non-Financial Performance Metrics.   For NEOs, 20% of their target annual cash incentive compensation was tied to the individual achievement of non-financial performance goals regarding:
•
Talent Acquisition

•
Employee Engagement

•
Talent Retention

•
Diverse Representation

The CEO communicated these focus areas and the desired behaviors and activities associated with them to the NEOs. At the end of the year, the CEO reviews each NEO, other than himself, against these focus areas. The CEO reviews and discusses these results with each NEO prior to making the recommendations to the Committee. Based on these and other factors, the CEO will recommend the percentage of achievement for each NEO to the Committee. Maximum annual cash incentive compensation relating to the non-financial performance goals was capped at 100% of target.
Fiscal 2023 Goals.   The fiscal 2023 financial performance metrics, weightings, goals, and methods for calculation are presented in the tables below.
Fiscal 2023 Adjusted OI$ Goals 40% Weighting
	% Attainment	Adjusted OI$	% Payout
Maximum	133%	$1,334.2M	200%
> Target	1% change = 1% change in attainment	$1,000.6M — $1,334.1M	3% increase in payout per 1% increase in attainment
Target	100.0%	$1,000.5M	100.0%

Compensation Discussion and Analysis
2023 ANNUAL
PROXY STATEMENT
Fiscal 2023 Adjusted OI$ Goals 40% Weighting
	% Attainment	Adjusted OI$	% Payout
< Target	1% change = 1% change in attainment	$800.5M — $1,000.4M	3% decrease in payout per 1% decrease in attainment
Threshold	80.0%	$800.4M	40%
Fiscal 2023 ROWC Goals 40% Weighting
	% Attainment	ROWC %	% Payout
Maximum	133%	26.80%	200%
> Target	1% change = 1% change in attainment	20.11% — 26.79%	3% increase in payout per 1% increase in attainment
Target	100.0%	20.10%	100.0%
< Target	1% change = 1% change in attainment	16.09% — 20.09%	3% decrease in payout per 1% decrease in attainment
Threshold	80.0%	16.08%	40%
Fiscal 2023 Relative Market Share Goals 20% Weighting
	Market Share Improvement/ (Decline)	% Payout
Maximum	300 bps	200%
> Target	51-299 bps	0.40% increase in payout per increase in bps from target
Target	50 basis points	100.0%
< Target	(269)-49 bps	0.19% decrease in payout per decrease in bps from target
Threshold	(270) bps	40%
Results and Payout.   For fiscal 2023, achievement of the financial performance goals and the percentages of target annual cash incentive earned with respect to the financial performance goals were as follows*:
Goal	Weighting	Target	Actual	% of Target Achieved	Payout % of Target
Adjusted OI$(1)	40%	$1,000.5M	$1,281.1	128.05%	184.14%
ROWC(1)	40%	20.10%	19.70%	98.01%	94.03%
Relative Market Share	20%	50 bps	1,065 bps	NA	200%

*
See Appendix A to this Proxy Statement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures. For additional information regarding the fiscal 2023 performance of the Company, please refer to the Company’s Annual Report on Form 10-K for the year ended July 1, 2023.

(1)
In order to eliminate variances due to changes in foreign currency exchange rates, the actual results for fiscal 2023 have been restated to be consistent with the budgeted foreign currency exchange rates used in developing the performance goals.

The combination of the Adjusted OI$, ROWC, and Relative Market Share performance resulted in a total financial performance of 151.27% of target. The financial incentive payout delivered to participants was 121.02% of their total short-term incentive target, after applying the 80% weighting referenced above. The Audit Committee reviewed the FY23 short-term incentive calculations at their August 29, 2023 meeting.

Compensation Discussion and Analysis
2023 ANNUAL
PROXY STATEMENT
For fiscal 2023, achievement of the non-financial performance goals (weighted 20%) and the percentages of target annual cash incentive earned and approved by the Committee, or Board with respect to the CEO, with respect to the non-financial goals were as follows:
Non-Financial Goals
NEO	Achievement	Payout % of Target
Gallagher	100%	20%
Jacobson	100%	20%
Arnold	100%	20%
McCoy	100%	20%
Obregon-Jimenez	100%	20%
Liguori	100%	20%
Based on achieving both the financial and the non-financial performance goals, the total incentive payout was 141.02% of target for all the NEOs except for Mr. Jacobson whose total incentive payout was 139.62% due to his prorated calculation as noted below. The below table reflects the achievement of the goals and the total annual cash incentive payout for each NEO.
	FY23 Annual Cash Incentives Payouts
		Financial (80% Weight)		Non-Financial (20% Weight)		Total Incentive Payout
NEO	Target $	% of Target Earned	$ Actual	% of Target Achieved	$ Actual	% of Target	$ Actual
Gallagher	$1,725,000	121.02%	$2,087,526	100%	$345,000	141.02%	$2,432,526
Jacobson(1)	$442,708	121.02%	$535,970	100%	$82,143	139.62%	$618,113
Arnold	$393,750	121.02%	$476,501	100%	$78,750	141.02%	$555,251
McCoy	$412,500	121.02%	$499,191	100%	$82,500	141.02%	$581,691
Obregon-Jimenez(2)	$195,000	121.02%	$235,982	100%	$39,000	141.02%	$274,982
Liguori(3)	$438,750	121.02%	$530,958	100%	$87,750	141.02%	$618,708

(1)
For Jacobson, the amounts reflect (1) the annual target of $179,166 prorated for the period in fiscal 2023 during which he served as Controller, which was achieved based solely on the financial performance metrics; and (2) the annual target of $500,000 prorated for the period in fiscal 2023 during which he served as CFO, which was achieved based on both financial and non-financial performance metrics.

(2)
For Obregon-Jimenez, the target for fiscal 2023 reflects the annual target of $390,000 prorated for the period in fiscal 2023 during which she was employed by the Company.

(3)
For Liguori, the target for fiscal 2023 reflects the annual target of $585,000 prorated for the period in fiscal 2023 during which he was employed by the Company, prior to his departure on March 31, 2023.

Long-Term Incentives
For fiscal 2023, the Committee approved the NEOs’ participation in the Company’s long-term incentive plan, making them eligible to receive a mix of equity incentive compensation, to provide a strong incentive to increase shareholder value over time, align the NEOs’ interests with shareholders, and encourage retention. The fiscal 2023 equity incentive compensation consisted of restricted stock units (“RSUs”) and performance share units (“PSUs”) as set forth in the following table.

Compensation Discussion and Analysis
2023 ANNUAL
PROXY STATEMENT
Equity Vehicles	% of Target Value of LTIP Award	Metrics	Weight
RSUs	50%	Time-based Vesting	100%
PSUs	50%	ROIC > WACC	50%
		Relative EPS Growth	50%
		Relative TSR Modifier	-10% to +10%
Target Long-Term Incentives.   The Committee sets each NEO’s target LTIP incentive value based on a number of factors, including benchmark data, the NEO’s responsibilities and duties, the NEO’s prior-year performance, and the Company’s performance. As a result, fiscal 2023 target LTIP incentive values vary among the NEOs and can vary from year to year.
The fiscal 2023 LTIP equity incentive compensation is listed in the following table.
			Target Value of LTIP	Total Value % Change
NEO	RSUs (#)	PSUs (#)	Incentive ($)	from FY22
Gallagher	73,864	73,864	$6,500,000	30.0%
Jacobson(1)	14,204	14,205	$1,250,000	160.4%
Arnold	10,796	10,795	$950,000	18.8%
McCoy	11,932	11,932	$1,050,000	27.3%
Obregon-Jimenez(2)	—	—	$—	—
Liguori(3)	—	—	$—	—

(1)
Jacobson’s LTIP incentive awards increased for fiscal 2023 in connection with his promotion to CFO. His LTIP award for fiscal 2022 consisted solely of RSUs granted under a different plan.

(2)
Obregon-Jimenez did not participate in the long-term incentive program for fiscal 2023. Instead, upon hire, she received a one-time equity award of $550,000 worth of RSUs ($400,000 to cover anticipated stock forfeiture from prior employer and $150,000 as a new hire grant).

(3)
Liguori did not participate in the fiscal 2023 long-term incentive program.

Restricted Stock Units.   RSUs allow the NEOs to earn shares of the Company’s common stock over a vesting period. Each RSU is the economic equivalent of one share of the Company’s common stock. When vested, the number of RSUs will be settled in a like number of shares of the Company’s common stock. RSUs granted in fiscal 2023 vest in four equal installments over three-and-a-half years.
Performance Stock Units.   PSUs provide the NEOs the opportunity to earn shares of the Company’s common stock based on the achievement of pre-approved performance metrics. Each PSU is the economic equivalent of one share of the Company’s common stock. If earned and vested, the number of PSUs will be settled in a like number of shares of the Company’s common stock.
The PSUs granted in fiscal 2023 were equally divided into three tranches, each with a separate performance period. The performance period for the first tranche is fiscal 2023, the second is fiscal 2024, and the third is fiscal 2025. The PSUs earned under each tranche are based on the Company’s achievement during the applicable performance period of the performance metrics of (1) Adjusted Return on Invested Capital (“ROIC”) exceeding Weighted Average Cost of Capital (“WACC”) and (2) Relative Adjusted Earnings Per Share (“EPS”) Growth, both subject to the effect of a Relative TSR modifier (“rTSR”). The potential payout for each tranche will range from 0% to 200% of the NEOs target number of PSUs for each tranche. PSUs earned under each tranche will vest collectively at the end of the performance period ending June 28, 2025.
The Committee selected ROIC > WACC as a measure of long-term performance because it aligns with shareholders’ interests to ensure that the Company is creating value by earning a return on invested capital that is greater than costs of the capital. The Committee also selected Relative Adjusted EPS Growth because

Compensation Discussion and Analysis
2023 ANNUAL
PROXY STATEMENT
it is a relevant metric to incentivize and measure performance against competitors and benchmarking peer group. In addition, the use of the rTSR modifier promotes a closer alignment between long-term incentive payments and shareholder returns delivered during each of the performance periods.
For the purposes of the fiscal 2023 PSU awards, the definitions of the metrics and performance goals are as follows:
•
“ROIC > WACC” is defined as the percentage (number of basis points) that the Company’s Adjusted ROIC exceeds its WACC as measured by an accredited third-party source using a quarter-end average for each quarter in a fiscal year.

ROIC > WACC	Threshold	Target	Maximum
Performance Achievement	>=0%	1.5%	>=3.0%
Payout Percentage	50%	100%	200%

•
“Relative Adjusted EPS Growth” is defined as the Company’s adjusted EPS growth ranking in a given fiscal year as compared to that of each company included in the Company’s Benchmarking Peer Group for fiscal 2023. Please see “Compensation Governance and Process —  Benchmarking” for the list of peers for fiscal 2023.

Relative Adjusted EPS Growth	Threshold	Target	Maximum
Performance Achievement	Next to Last	Median	First
Payout Percentage	25%	100%	200%

•
“Total Shareholder Return” (or “TSR”) is defined as the percent calculated using the following formula: average stock price at the end of period minus the average stock price at the start of period plus dividends, divided by the average stock price at the start of period. The term “average stock price” means the 30-trading day average immediately before and including the start day of the performance period and the 30-trading day average immediately before and including the end day of the performance period.

•
rTSR is defined as the Company’s relative TSR ranking in a given fiscal year as compared to that of each company included in the Company’s Benchmarking Peer Group for fiscal 2023.

rTSR	Threshold	Target	Maximum
Performance Achievement	13th	8th	4th
Modifier	0.9	1.0	1.1
If the Company’s actual achievement of ROIC > WACC, Relative Adjusted EPS Growth or rTSR is between two achievement levels set forth in the tables above, the percentage vesting shall be determined by linear interpolation.
PSUs Earned Under First Tranche of Fiscal 2023 Grants.   For PSU awards granted in fiscal 2023, the following tables summarize the achievement of performance goals under the first tranche during the performance period of fiscal year 2023 and the number of PSUs earned by each NEO. Earned PSUs will not vest and become payable until the end of the performance period for the third tranche, which is June 28, 2025.
Goal*	Target	Actual	Payout	Weight	Weighted Payout
ROIC>WACC	1.5%	4.66%	200.00%	50.00%	100.00%
Adjusted EPS Growth	8th	7th	114.29%	50.00%	57.14%
rTSR Modifier	8th	12th			0.92x
Total Earned					144.57%

*
See Appendix A to this Proxy Statement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures. For additional information regarding the fiscal 2023 performance of the Company, please refer to the Company’s Annual Report on Form 10-K for the year ended July 1, 2023.

Compensation Discussion and Analysis
2023 ANNUAL
PROXY STATEMENT
NEO(1)	Target PSUS	PSUs (#) Earned
Gallagher	24,621	35,594
Jacobson	4,735	6,845
Arnold	3,598	5,201
McCoy	3,977	5,750

(1)
Liguori and Obregon-Jimenez did not participate in the fiscal 2023 PSU plan.

Additional Compensation Elements
Qualified Pension Plan. The Company provides a retirement benefit to certain employees under a tax-qualified retirement plan (a type of tax-qualified defined-benefit plan commonly referred to as a cash balance plan). Cash balance plans are similar to a defined-contribution plan in that a participant’s benefit is a stated account balance. As a cash balance plan, the Pension Plan allows the Company to apply any earnings on the Plan’s investments beyond the fixed return provided to participants toward the Company’s future cash funding obligations. The Pension Plan, including NEO participation, is more fully described in the “Pension Benefits” section.
401(k) Plan.   The Company provides a tax-qualified defined-contribution 401(k) Plan for employees after a 30-day waiting period. The plan allows eligible employees to make contributions on a pre- and post-tax basis through payroll deductions (up to IRS limits) and invest their contributions in one or more investment options. New employees are automatically enrolled for a 3% pre-tax contribution but have the ability to opt out before the effective date. The plan does not provide a Company match. Instead, the Company provides retirement contributions to eligible employees through the Pension Plan.
Nonqualified Retirement Plans.   The Company provides a retirement benefit to certain employees under the following nonqualified retirement plans: (1) the restoration pension plan (the “Restoration Plan”) and (2) the supplemental executive officers’ retirement plan (the “SERP”). The SERP was closed to new participants effective December 31, 2011, and the Restoration Plan was adopted effective January 1, 2012. Pursuant to the terms of the Restoration Plan and the SERP, any benefit payable under the Restoration Plan reduces the benefit payable under the SERP. A retirement plan is an important retention tool in the Company’s compensation program because the receipt of benefits is contingent on certain age and service requirements. Additionally, the nonqualified retirement plans include a performance-based element, because they are based in part on a participant’s yearly cash compensation. The Company balances the effectiveness of these plans as a compensation and retention tool with the cost of these plans. The SERP and Restoration Plan, including NEO participation, are more fully described in the “Pension Benefits” section.
Executive Benefits.   The Company provides NEOs with a limited number of perquisites that the Company and the Committee believe are reasonable and consistent with the Company’s overall compensation program and necessary to remain competitive. Perquisites include automobile program and cost of annual physical exams. Costs associated with the perquisites provided by the Company are included in the “All Other Compensation” column in the Summary Compensation Table.
Change of Control Agreements.   The Company has entered into a change of control agreement with each of the NEOs except for Ms. Obregon-Jimenez because she was not part of the Avnet Leadership Team during fiscal 2023. The change of control agreements encourage retention in the face of the disruptive impact of an actual or attempted change of control of the Company. The agreements also align NEO and shareholder interests by enabling the NEOs to consider corporate transactions that are in the best interests of the shareholders and other Company constituents without undue concern about their own employment. The change of control agreements do not provide for excise tax reimbursements to any of the NEOs. For more information, see “Potential Payouts Upon Termination and Change of Control” section.
Executive Severance Plan.   The Company approved an Executive Severance Plan on August 10, 2017 (“Executive Severance Plan”), whereby executive officers may be eligible to receive severance benefits if they are not entitled to severance payments under any other employment agreement. Under the Executive Severance Plan, if the Company terminates an executive’s employment without cause, the executive will

Compensation Discussion and Analysis
2023 ANNUAL
PROXY STATEMENT
receive: (1) one times their annual base salary, or in the case of the CEO two times their annual base salary; (2) health care benefit continuation for the duration of the severance period; and (3) the incentive payment based on the relevant performance factors in the year of termination. For purposes of the above, “cause” generally includes gross misconduct, breach of any material term of the agreement, willful breach, habitual neglect or wanton disregard of the executive’s duties, or conviction of certain criminal acts. Liguori was covered by the Executive Severance Plan, while Gallagher, Jacobson, Arnold, McCoy, and Obregon-Jimenez are each covered by their employment agreements.
The employment agreements for Gallagher, Jacobson, Arnold, McCoy, and Obregon-Jimenez provide that if the Company terminates their employment without cause, they will receive a lump sum equal to: (1) base annual salary, and (2) target bonus for the year in which the termination occurs. For purposes of the above, “cause” generally includes gross misconduct, breach of any material term of the agreement, willful breach, habitual neglect or wanton disregard of the executive’s duties, or conviction of any criminal act.
For more information, see “Potential Payouts Upon Termination and Change of Control” section.
Employee Stock Purchase Plan (ESPP).   The Company maintains the ESPP, which is a tax-qualified plan available to all employees of the Company and designated U.S. and Canadian subsidiaries who have been employed for at least three continuous months for at least 20 hours per week. The ESPP provides an opportunity to acquire an ownership interest in the Company through the purchase of the Company’s Common Stock at a 5% discount through payroll deductions.
ADDITIONAL PRACTICES, POLICIES AND GUIDELINES
Stock Ownership Guidelines
With a significant portion of each NEO’s total compensation in equity-based incentives, NEOs have a substantial interest to ensure profitable growth of the Company and to drive long-term shareholder value. To further reinforce this focus, the Committee has established stock ownership guidelines for all NEOs. The guidelines provide that the NEOs are required to hold shares of the Company’s Common Stock with a market value equal to a multiple of each NEO’s base salary, as set forth below:
CEO	5x base salary
CFO and General Counsel	3x base salary
Other Officers	1x base salary
Shares that count towards the guidelines include shares actually owned, RSUs regardless if vested, and shares acquired from the exercise of stock options.
The guidelines do not provide a time frame by which ownership must be achieved. However, until the ownership level under the guidelines is met, the NEO must hold at least 50% of any net shares he or she receives upon the exercise of stock options or upon the delivery of any RSU or PSU awards. As of July 1, 2023, all NEOs who are subject to these guidelines satisfy these requirements.
Hedging/Pledging Policy
The Company’s Insider Trading Policy expressly prohibits executive officers, including their family members, persons living in their household, and entities over which they exercise control, from entering into hedging or monetization transactions to hedge the economic risk associated with owning the Company’s securities. The policy similarly prohibits holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for loans without advance approval from the Company’s General Counsel.
Recoupment Policy
Under the Company’s Incentive-Based Compensation Recoupment Policy, also known as a clawback policy, the Company is required to recoup incentive-based compensation erroneously received by any current or former executive officer in the case of a restatement of the Company’s financial results. The Company may also

Compensation Discussion and Analysis
2023 ANNUAL
PROXY STATEMENT
seek to recover all or part of incentive-based compensation if a current or former executive officer: (i) engaged in misconduct, (ii) knew or should have known about misconduct and failed to report it to the Company, or (iii) was in a position, including a supervisory role, to reasonably prevent the misconduct. Further, the Company is authorized to recover compensation paid to any current or former employee to the extent required by law or applicable exchange’s listing standards. For purposes of this policy, incentive-based compensation includes any cash or stock-based award which is granted, earned, or vested based wholly or in part upon the attainment of financial reporting measures, including measures derived from financial reporting measures, stock price, and total shareholder returns. The policy defines misconduct as willfully or grossly negligent conduct or omission resulting in, or constituting, a criminal conviction (including a guilty plea, plea of nolo contendere, plea of no contest, or other similar admission of guilt), theft, fraud, material violation of the Company’s Code of Conduct, material reputational or financial harm to the Company, or material responsibility for the Company issuing a restatement of its financial results. In determining whether to take action in the case of misconduct, the Independent Directors may consider: (i) any benefit received by the executive officer, (ii) the seriousness of the misconduct, (iii) the impact of the misconduct on the Company, and (iv) any other factors that the Independent Directors consider relevant. The Company does not reimburse executive officers for recouped incentive-based compensation or indemnify or insure executive officers in connection with recoupment of incentive-based compensation under this policy.
Equity Grant Practices
Equity incentive compensation decisions are generally made at the Board’s or Committee’s regularly scheduled meetings in August, which are generally scheduled at least one year in advance. Pursuant to the Company’s equity incentive plans, the exercise price of each stock option awarded to the executive officers is the closing price of the Company’s Common Stock on the date of grant. Options and other equity-based compensation may be granted in connection with a new hire or a promotion, in which case equity compensation may be granted at the Compensation Committee meeting at or about the time of hiring or promotion. Grants are made without regard to anticipated earnings or major announcements by the Company.
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE REPORT
The Compensation and Leadership Development Committee has reviewed the Compensation Discussion and Analysis (“CD&A”) and discussed it with management. Based on its review and discussion with management, the Committee recommended to the Board of Directors that the CD&A be included in the Company’s 2023 Proxy Statement and incorporated by reference into the Company’s annual report on Form 10-K. This Report is provided by the following Independent Directors, who comprise the Committee:
James A. Lawrence, Chair
Jo Ann Jenkins
Avid Modjtabai
Adalio T. Sanchez

2023 ANNUAL
PROXY STATEMENT
COMPENSATION OF EXECUTIVE OFFICERS
The following table sets forth information concerning the compensation provided to NEOs by the Company for the years indicated.
SUMMARY COMPENSATION TABLE
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($)(1) (d)	Stock Awards ($)(2) (e)	Option Awards ($)(3) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4) (h)	All Other Compensation ($)(5) (i)	Total ($) (j)
Philip R. Gallagher	2023	1,150,000		6,078,268	—	2,432,526	27,780	28,253	9,716,827
Chief Executive Officer	2022	1,100,000		2,380,763	1,835,681	2,769,360	17,711	26,385	8,129,900
	2021	958,962		1,654,457	1,203,602	2,287,811	23,145	24,010	6,151,987
Kenneth Jacobson	2023	482,081		1,168,888		618,113	16,493	26,474	2,312,049
Chief Financial Officer
Ken E. Arnold	2023	525,000		888,362	—	555,251	77,903	19,863	2,066,379
Chief People Officer	2022	500,000		380,922	293,706	587,440	34,433	18,053	1,814,554
	2021	389,246		295,680	216,410	440,470	42.850	17,725	1,402,381
Michael R. McCoy	2023	550,000		981,885	—	581,691	31,956	187,613	2,333,145
General Counsel and	2022	500,000		392,845	302,891	587,440	19,483	202,270	2,004,929
Chief Legal Officer	2021	437,736		319,407	233,720	437,230	27,585	106,153	1,561,831
Rebeca Obregon-Jimenez(6)	2023	262,000	649,375	524,332	—	274,982	—	10,140	1,720,829
SVP, Strategic Business
Engagements and
Supplier Management
Thomas Liguori(7)	2023	438,750		—	—	618,708	128,718	22,327	1,208,503
Former Chief Financial Officer	2022	585,000		761,844	587,412	981,864	111,328	22,141	3,049,589
	2021	530,000		709,655	519,347	858,865	67,297	24,608	2,709,772

(1)
Upon hire, Ms. Obregon-Jimenez received a one-time cash hiring bonus of $230,000, of which 50% was paid at time of hire and 50% will be paid after one year of the hiring date (“Hiring Bonus”). If she voluntarily terminates her employment during the first year, 100% of the Hiring Bonus previously paid must be repaid. If she terminates during the second year, 50% of the Hiring Bonus previously paid must be repaid, prorated by month. In addition, Ms. Obregon-Jimenez received a one-time cash bonus of $534,375 to cover an anticipated cash bonus forfeited from her prior employer (“Cash Bonus”). If she voluntarily terminates her employment within two years, a prorated share of the Cash Bonus previously paid must be repaid.

(2)
Amounts reflect the grant date fair value of awards of RSUs and PSUs, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures and dividends expected to be paid during the vesting period. The grant date fair value of RSUs awarded to each participating NEO in fiscal 2023 is as follows: Mr. Gallagher — $3,080,867; Mr. Jacobson — $592,449; Mr. Arnold — $450,301; Mr. McCoy — $497,684; and Ms. Obregon-Jimenez — $524,332. With respect to PSUs, the grant date fair value was computed based upon the target outcome of the performance conditions as of the grant date, which was consistent with the estimates used by the Company to measure compensation cost determined as of the grant date. Assuming the target performance is achieved for PSUs awarded in fiscal 2023, the grant date fair value of the PSUs awarded to each participating NEO is as follows: Mr. Gallagher — $2,997,401; Mr. Jacobson — $576,439; Mr. Arnold — $438,061 and Mr. McCoy — $484,201. Assuming the maximum payout of

Compensation of Executive Officers
2023 ANNUAL
PROXY STATEMENT
PSUs granted in fiscal 2023 is achieved, the grant date fair value of such awards would be for each participating NEO as follows: Mr. Gallagher — $5,994,802; Mr. Jacobson — $1,152,878; Mr. Arnold — $876,122 and Mr. McCoy — $968,401. Ms. Obregon-Jimenez was not granted PSU awards during fiscal 2023. Mr. Liguori was not granted RSU or PSU awards during fiscal year 2023.
(3)
There were no stock options granted during fiscal year 2023. For fiscal years 2022 and 2021, the amounts reflect the grant date fair values for stock option awards calculated using the Black-Scholes option pricing model. The amounts included in these columns relate to awards made in the fiscal year and reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 and do not correspond to the actual amounts that will be realized by the NEOs.

(4)
Amounts include the net changes in the actuarial present value of accumulated benefits under the Company’s qualified and nonqualified retirement plans. For fiscal 2023, the increase in the actuarial present value of accumulated benefits under the Company’s qualified plan was as follows: Mr. Gallagher  —  $27,780; Mr. Jacobson  —  $3,640; Mr. Arnold — $27,465; Mr. McCoy — $5,381 and Mr. Liguori — $18,203. For fiscal 2023, the increase in the actuarial present value of accumulated benefits under the Company’s nonqualified retirement plans was as follows: Mr. Jacobson  —  $12,853; Mr. Arnold  —  $50,438; Mr. McCoy  —  $26,575; and Mr. Liguori  —  $110,515. Since Mr. Gallagher was a participant in the SERP, he is not also a participant in the Company’s nonqualified retirement plan. Mr. Gallagher received his final benefit payment under the SERP in fiscal 2023. Since Ms. Obregon-Jimenez does not have the requisite one year of service, she is not a participant in either the qualified or nonqualified retirement plans at the end of fiscal 2023.

(5)
Amounts include (a) expenses associated with the Company’s automobile program for each of the NEOs, and (b) the cost of annual physical exams. For Mr. McCoy, the amount for fiscal year 2023 includes $158,906 for tax equalization relating to his 2020 and 2021 tax returns in connection with his temporary assignment in Belgium and $28,234 for automobile related expense. For Mr. Jacobson, the amount for fiscal year 2023 includes $25,983 for auto related expense. None of the perquisites and personal benefits for the other NEOs exceeded the greater of $25,000 or 10% of the total amount of their benefits.

(6)
For Ms. Obregon-Jimenez, her salary and non-equity incentive compensation are prorated for the period in fiscal 2023 during which she was employed by the Company.

(7)
Mr. Liguori transitioned from CFO, effective September 6, 2022, to a senior advisor through March 31, 2023.

EQUITY COMPENSATION PLAN INFORMATION
The table below sets forth certain equity compensation plan information as of July 1, 2023:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders	2,535,355(1)	$37.43(2)	4,587,936(3)

(1)
Consists of 1,170,439 shares underlying outstanding options, 1,214,120 RSUs, and 150,796 PSUs awarded but not yet vested as of the end of the fiscal year.

(2)
The average exercise price is applicable only to the outstanding options referenced above. The RSUs and PSUs do not require consideration to be paid upon vesting.

(3)
Includes 337,957 shares available for future issuance under the Amended and Restated Avnet Employee Stock Purchase Plan.

Compensation of Executive Officers
2023 ANNUAL
PROXY STATEMENT
GRANTS OF PLAN-BASED AWARDS
The following table provides information about equity and non-equity plan-based awards to the NEOs in fiscal 2023 relating to: (1) annual cash incentive awards, (2) RSUs, and (3) PSUs. The actual payouts earned in fiscal 2023 under the Non-Equity Incentive Plan Awards are included in the Summary Compensation Table as are the grant date fair values associated with the awards under the Equity Incentive Plan and All Other Stock Awards in the table below.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(#)(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)(i)	All Other Option Awards: Number of Securities Underlying Options (#)(2)(j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Options Awards (l)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Philip R. Gallagher	8/30/2022	552,000	1,725,000	3,450,000	—	—	—	—	—	—	—
	8/30/2022	—	—	—	—	—	—	73,864	—	—	3,080,867
	8/30/2022	—	—	—	24,929	73,864	147,728	—	—	—	2,997,401
Kenneth Jacobson	8/30/2022	150,624	442,708	885,416	—	—	—	—	—	—	—
	8/30/2022	—	—	—	—	—	—	14,204	—	—	592,449
	8/30/2022	—	—	—	4,794	14,205	28,410	—	—	—	576,439
Ken E. Arnold	8/30/2022	126,000	393,750	787,500	—	—	—	—	—	—	—
	8/30/2022	—	—	—	—	—	—	10,796	—	—	450,301
	8/30/2022	—	—	—	3,643	10,795	21,590	—	—	—	438,061
Michael R. McCoy	8/30/2022	132,000	412,500	825,000	—	—	—	—	—	—	—
	8/30/2022	—	—	—	—	—	—	11,932	—	—	497,684
	8/30/2022	—	—	—	4,027	11,932	23,864	—	—	—	484,201
Rebeca Obregon-Jimenez(3)	12/30/2022	62,400	195,000	390,000	—	—	—	—	—	—	—
	12/30/2022	—	—	—	—	—	—	13,224	—	—	524,332
	12/30/2022	—	—	—	—	—	—	—	—	—	—
Thomas Liguori	8/30/2022	140,400	438,750	877,500	—	—	—	—	—	—	—
	8/30/2022	—	—	—	—	—	—	—	—	—	—
	8/30/2022	—	—	—	—	—	—	—	—	—	—

(1)
For all the NEOs except Mr. Jacobson, the threshold column assumes payout of 32% of the target amount and the maximum column is 200% of the target amount. Mr. Jacobson’s target amount includes his incentive award granted prior to his promotion and his incentive award granted upon his promotion to CFO, both prorated, and his payout at threshold is 34% of the target amount. Achievement below the threshold would yield a payout of $0.

(2)
The vesting schedules for the RSU and PSU grants made in fiscal 2023 are as follows:

(3)
The target non-equity incentive award for Ms. Obregon-Jimenez is prorated for the period in fiscal 2023 during which she was employed by the Company.

Type of Awards Made in Fiscal 2023	Vesting Schedule
Restricted Stock Units (RSUs)	25% each on the first business day in January of 2023 through 2026.
Performance Share Units (PSUs)	Vests, to the extent earned under all three tranches if at all, at the end of fiscal 2025, June 28, 2025. The one-fiscal-year performance period for each tranche over the three-year period is measured on a discrete basis as further explained in the CD&A.
For additional description of the terms and awards of RSUs and PSUs made in fiscal 2023, see the description of long-term incentives in the CD&A and Note 12 to the Company’s Consolidated Financial Statements included in its Form 10-K for the fiscal year ended July 1, 2023.

Compensation of Executive Officers
2023 ANNUAL
PROXY STATEMENT
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table provides information on the current holdings of stock options and stock awards by the NEOs as of July 1, 2023. This table includes unexercised and unearned option grants, as well as unvested RSUs. The PSUs in the table below include the unvested PSUs earned under the first tranche based on the achievement of performance goals for fiscal 2023 and assumes achievement of performance goals at target for the remaining two tranches. Each equity grant is shown separately for each NEO. The vesting schedule for each grant is shown following this table, based on the option grant date or stock award date. The market value of the stock awards is based on the closing market price of the Company’s Common Stock as of July 1, 2023, which was $50.45. For additional information about the option grants and stock awards, see the description of long-term incentives in the CD&A and Note 12 to the Company’s Consolidated Financial Statements included in its Form 10-K for the fiscal year ended July 1, 2023.
	Option Awards					Stock Awards
Name (a)	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (RSUs) (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (PSUs) (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Philip R. Gallagher	8/07/2014	19,532	—	40.88	8/06/2024	—	—	—	—	—
	8/10/2017	25,068	—	36.80	8/09/2027	—	—	—	—	—
	8/28/2018	23,920	—	48.62	8/27/2028	—	—	—	—	—
	8/14/2019	23,925	7,975	39.72	8/13/2029	11/17/2020	14,891	751,251	—	—
	11/17/2020	95,524	95,524	29.38	11/16/2030	8/23/2021	31,550	1,591,698	—	—
	8/23/2021	48,563	145,689	39.62	8/22/2031	8/30/2022	55,398	2,794,829	84,837	4,280,027
Kenneth Jacobson	—	—	—	—	—	8/19/2020	3,639	183,588	—	—
	—	—	—	—	—	8/23/2021	6,058	305,626	—	—
	—	—	—	—	—	8/30/2022	10,653	537,444	16,315	823,092
Ken E. Arnold	2/18/2019	7,908	—	44.12	2/17/2029	—	—	—	—	—
	8/14/2019	9,303	3,101	39.72	8/13/2029	11/16/2020	2,617	132,028	—	—
	11/16/2020	16,802	16,802	29.85	11/15/2030	8/23/2021	5,048	254,672	—	—
	8/23/2021	7,770	23,310	39.62	8/22/2031	8/30/2022	8,097	408,494	12,398	625,479
Michael R. McCoy	—	—	—	—	—	4/01/2020	1,014	51,156	—	—
	—	—	—	—	—	11/16/2020	2,827	142,622	—	—
	11/16/2020	18,146	18,146	29.85	11/15/2030	8/23/2021	5,206	262,643	—	—
	8/23/2021	8,013	24,039	39.62	8/22/2031	8/30/2022	8,949	451,477	13,705	691,417
Rebeca Obregon-Jimenez	12/30/2022	—	—	—	—	12/30/2022	9,918	500,363	—	—
Thomas Liguori	1/29/2018	10,032	—	43.47	03/31/2028	—	—	—	—	—
	8/28/2018	22,148	—	48.62	03/31/2028	—	—	—	—	—
	8/14/2019	—	8,861	39.72	03/31/2028	—	—	—	—	—
	11/16/2020	—	40,322	29.85	03/31/2028	11/16/2020	6,281	316,876	—	—
	8/23/2021	—	46,620	39.62	03/31/2028	8/23/2021	10,096	509,343	—	—
Vesting schedules:
•
Stock options vest in 25% annual increments on the first through fourth anniversaries of the grant date. Stock options typically expire the day before the tenth anniversary of the grant date. The stock options for Mr. Liguori expire on the fifth anniversary of his termination date of March 31, 2023.

•
RSUs vest in 25% increments commencing on the first business day in January following the grant date (“commencement date”) and on the 1st, 2nd, and 3rd annual anniversary of the commencement date.

•
PSUs vest, if at all, at the end of the performance period for the third tranche. Performance is measured discretely for each tranche’s one-fiscal-year performance period and earned PSUs are banked until the end of the performance period for the third tranche at which time earned PSUs from all three tranches are vested and issued.

Compensation of Executive Officers
2023 ANNUAL
PROXY STATEMENT
OPTION EXERCISES AND STOCK VESTED
The following table provides information as to each of the NEOs: (1) stock options exercised during fiscal 2023, including the number of shares acquired upon exercise and the value realized, and (2) the number of shares acquired upon the vesting of stock awards in the form of RSUs, and the value realized, each before payment of any applicable withholding tax.
	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Philip R. Gallagher	32,740	75,747	51,256	2,128,662
Kenneth Jacobson	—	—	12,737	528,968
Ken E. Arnold	—	—	9,232	383,405
Michael R. McCoy	—	—	10,812	449,022
Rebeca Obregon-Jimenez	—	—	3,306	137,298
Thomas Liguori	82,445	1,050,163	13,689	568,504
The value realized on vesting of stock awards are the RSUs that vested on January 3, 2023.
PENSION BENEFITS
Further to the discussion of the retirement benefits in the CD&A, the Company provides a retirement benefit under a tax-qualified retirement plan, or the Pension Plan, and a retirement benefit under nonqualified retirement plans.
The Pension Plan is a type of tax-qualified defined benefit plan commonly referred to as a cash balance plan. A participant’s benefit under the Pension Plan is based on the value of the participant’s cash balance account, which is used for record keeping purposes and does not represent any assets of the Pension Plan segregated on behalf of a participant. In general, the Pension Plan defines annual earnings as a participant’s base salary, commissions, royalties, annual cash incentive compensation, and amounts deferred pursuant to plans described in Sections 125 or 401(k) (i.e., the 401(k) Plan) of the Code. Currently, the maximum amount of earnings on which benefits can be accrued is $330,000, which is the 2023 annual maximum established by the IRS. The Pension Plan offers participants distributions in the form of various monthly annuity payments and, in most cases, a lump sum distribution option is also available to participants who have terminated employment with the Company.
The nonqualified retirement plans consist of the Restoration Plan and the SERP. The Restoration Plan is an excess benefit plan that provides retirement income to eligible U.S. employees whose Pension Plan benefit is limited by Code limits on compensation. The Restoration Plan uses the same eligibility, vesting, formula and distribution criteria (except in cases where Code section 409A applies) found in the Pension Plan, but without considering the Code-imposed limits on the Pension Plan. The excess benefit over the Code-imposed limits in the Pension Plan is paid from the Restoration Plan.
The SERP provides for: (1) payment of a death benefit to the designated beneficiary of each participating officer who dies while he or she is an employee of the Company in an amount equal to twice the officer’s yearly earnings (including salary and cash incentive compensation); (2) a supplemental retirement benefit payable at age 65 (if the officer has satisfied certain age and service requirements) payable monthly for two years and in a lump sum thereafter to such officer or his or her beneficiary, with the total benefit equaling the present value of ten years of payments in an amount not to exceed 36% of the officer’s eligible compensation, which is defined as the average of the highest two of the last five years’ cash compensation prior to termination; or (3) a supplemental early retirement benefit equal to the benefit described in (2) above, except that such amount is reduced for each month prior to age 65 that the participant begins to receive the benefit.
As discussed in the CD&A, the SERP was closed to new participants effective December 31, 2011, and the Restoration Plan was adopted effective January 1, 2012. Pursuant to the terms of both plans, any benefit payable under the Restoration Plan will reduce the benefit payable under the SERP. Thus, the maximum benefit payable to vested participants in both nonqualified plans will equal the benefit payable under the SERP.

Compensation of Executive Officers
2023 ANNUAL
PROXY STATEMENT
The table below shows the number of years of service credited to each such NEO, the actuarial present value of accumulated benefits payable to each of the NEOs as of the end of the fiscal year, and the payments made to each of the NEOs during the last fiscal year, if any. As noted under the Summary Compensation Table, Ms. Obregon-Jimenez is not yet eligible to participate in the Company’s qualified or nonqualified retirement plans. The present value of the accumulated benefit was determined using interest rate assumptions consistent with those used in the Company’s financial statements.
Name (a)	Plan Name (b)	Number of Years Credited Service (#)(1) (c)	Present Value of Accumulated Benefit ($)(d)	Payments During Last Fiscal Year ($) (e)
Philip R. Gallagher	Pension Plan	38.6	149,022	—
	Nonqualified Retirement Plans(2)	39.6	—	2,500,900
Kenneth Jacobson	Pension Plan	8.5	99,578	—
	Restoration Plan	8.5	69,249	—
Ken E. Arnold	Pension Plan	24.5	380,082	—
	Restoration Plan	6.5	110,688	—
Michael R. McCoy	Pension Plan	11.5	155,241	—
	Restoration Plan	8.5	75,882	—
Thomas Liguori	Pension Plan	4.0	107,552	—
	Restoration Plan	4.0	273,809	—

(1)
Pursuant to the terms of the Pension Plan and Restoration Plan, an employee must wait until the next open period after his or her start date before being credited with any years of service. No participant is credited with any additional years of service under the Pension Plan, Restoration Plan or the SERP beyond their actual years of service.

(2)
Only Mr. Gallagher is a participant in the SERP.

POTENTIAL PAYOUTS UPON TERMINATION AND CHANGE OF CONTROL
Employment Agreements, Severance Plan and Change of Control Agreements
Employment Agreements.   Each of the NEOs have entered into an employment agreement with the Company.
Under the Executive Severance Plan, adopted on August 10, 2017, executive officers may be eligible to receive severance benefits if they are not entitled to severance payments under any other employment agreement. Only Mr. Liguori participated in the Executive Severance Plan.
The employment agreements for Gallagher, Jacobson, Arnold, McCoy and Obregon-Jimenez provide, that if the Company terminates their employment without cause, they will receive a lump sum equal to: (1) base annual salary and (2) target bonus for the year in which the termination occurs. For purposes of the above, “cause” generally includes gross misconduct, breach of any material term of the agreement, willful breach, habitual neglect or wanton disregard of the executive’s duties, or conviction of any criminal act.
Executive Severance Plan.   Under the Executive Severance Plan, if the Company terminates an executive’s employment without cause, the executive will receive: (1) one times their annual base salary, or in the case of the CEO two times their annual base salary; (2) health care benefit continuation for the duration of the severance period; and (3) the incentive payment based on the relevant performance factors in the year of termination. For purposes of the above, “cause” generally includes gross misconduct, breach of any material term of the agreement, willful breach, habitual neglect or wanton disregard of the executive’s duties, or conviction of certain criminal acts. Mr. Liguori was the sole NEO covered by the Executive Severance Plan. The other NEOs, Gallagher, Jacobson, Arnold, McCoy and Obregon-Jimenez are not covered under the Executive Severance Plan but instead are covered by their employment agreements.
Change of Control Agreements.   Except for Ms. Obregon-Jimenez, each of the NEOs entered into a change of control agreement with the Company, which provides that in the event of actual or constructive termination within 24 months of a change of control, the Company must pay the NEO all accrued base salary and pro-rata incentive payments, plus 2.99

Compensation of Executive Officers
2023 ANNUAL
PROXY STATEMENT
times the sum of (i) the NEO’s then-current annual base salary and (ii) the NEO’s target incentive compensation for the year in which such termination occurred. Further, unvested stock options shall accelerate and vest in accordance with the early vesting provisions under the applicable stock compensation plans, and all equity incentive awards granted, but not yet delivered, will be accelerated and delivered. No NEO is entitled to a tax gross-up for excise taxes related to payments made upon a change of control. The change of control agreements between the Company and the NEOs have provisions to ensure compliance with Section 409A of the Code, by deferring any payment due upon termination of employment for up to six months to the extent required by Section 409A.
Pursuant to these agreements, a constructive termination includes a material diminution in the NEO’s responsibilities, a material change in the geographic location at which the NEO is primarily required to perform services, a material reduction in the NEO’s base compensation, or any other action or inaction that constitutes a material breach by the Company under its employment agreement with the NEO. A change of control includes the acquisition of voting or dispositive power with respect to 50% or more of the outstanding shares of the Company’s Common Stock, a change in the individuals serving on the Board of Directors so that those serving on the effective date of the applicable agreement and those persons appointed by such individuals to the Board no longer constitute a majority of the Board, or shareholder approval of a liquidation, dissolution or sale of substantially all of the assets of the Company.
Potential Payouts upon Termination Table.   The following table sets forth the estimated payments and value of benefits that each of the NEOs would be entitled to receive under their employment agreements, the Executive Severance Plan and change of control agreements, as applicable, in the event of the termination of their employment under various scenarios. The table assumes that the termination occurred on July 1, 2023, which is the Company’s fiscal year end. The market value of the stock awards is based on the closing market price of the Company’s Common Stock as of July 1, 2023, which was $50.45.
As used in this section:
•
“Death” refers to an NEO’s death;

•
“Disability” refers to an NEO’s permanent and total disability during the term of the NEO’s employment;

•
“Company Termination Without Cause” means that the NEO is fired without cause (as defined in the employment agreement);

•
“Change of Control Termination” means the occurrence of both a change of control and the constructive termination of the NEO within 24 months of the change; and

•
“Retirement” for the purpose of determining benefit under the stock plans, means all the following: (a) age 55, (b) five years of service, (c) age plus years of service is equal to at least 65, and (d) the NEO must have signed a non-compete agreement.

	Death ($)	Disability ($)	Company Termination w/o Cause ($)	Change of Control ($)	Retirement ($)
Philip R. Gallagher
Severance(1)	—	—	2,875,000	8,596,250	—
Settlement of previously vested stock options	3,368,216	3,368,216	3,368,216	3,368,216	3,368,216
Settlement of unvested stock options(4)	—	3,676,074	3,676,074	3,676,074	3,676,074
Settlement of RSUs(2)(4)	5,137,778	2,342,949	2,342,949	5,137,778	2,342,949
Settlement of PSUs(3)	1,426,676	—	—	4,280,027	—
Welfare benefits	—	—	—	79,063	—
Life insurance benefit	500,000	—	—	—	—
Pension	153,942	153,942	153,942	153,942	153,942
Nonqualified retirement plans(5)	7,165,052	—	—	—	—

Compensation of Executive Officers
2023 ANNUAL
PROXY STATEMENT
	Death ($)	Disability ($)	Company Termination w/o Cause ($)	Change of Control ($)	Retirement ($)
Kenneth Jacobson
Severance(1)	—	—	1,000,000	2,990,000	—
Settlement of previously vested stock options	—	—	—	—	—
Settlement of unvested stock options	—	—	—	—	—
Settlement of RSUs(2)	1,026,658	—	—	1,026,658	—
Settlement of PSUs(3)	274,364	274,364	—	823,092	—
Welfare benefits	—	—	—	88,765	—
Life insurance benefit	500,000	—	—	—	—
Pension	128,568	128,568	128,568	128,568	128,568
Restoration Plan	89,409	89,409	89,409	89,409	89,409
Ken E. Arnold
Severance(1)	—	—	918,750	2,747,063	—
Settlement of previously vested stock options	580,149	580,149	580,149	580,149	580,149
Settlement of unvested stock options(4)	—	631,842	631,842	631,842	631,842
Settlement of RSUs(2)(4)	795,194	386,700	386,700	795,194	386,700
Settlement of PSUs(3)	208,493	—	—	625,479	—
Welfare benefits	—	—	—	76,834	—
Life insurance benefit	500,000	—	—	—	—
Pension	407,353	407,353	407,353	407,353	407,353
Restoration Plan	118,630	118,630	118,630	118,630	118,630
Michael R. McCoy
Severance(1)	—	—	962,500	2,877,875	—
Settlement of previously vested stock options	460,589	460,589	460,589	460,589	460,589
Settlement of unvested stock options	—	—	—	634,150	—
Settlement of RSUs(2)	907,898	—	—	907,898	—
Settlement of PSUs(3)	230,472	230,472	—	691,417	—
Welfare benefits	—	—	—	95,088	—
Life insurance benefit	500,000	—	—	—	—
Pension	195,083	195,083	195,083	195,083	195,083
Restoration Plan	95,356	95,356	95,356	95,356	95,356
Rebeca Obregon-Jimenez
Severance(1)	—	—	910,000	—	—
Settlement of previously vested stock options	—	—	—	—	—
Settlement of unvested stock options	—	—	—	—	—
Settlement of RSUs(2)	500,363	—	—	—	—
Settlement of PSUs	—	—	—	—	—
Welfare benefits	—	—	—	—	—
Life insurance benefit	500,000	—	—	—	—
Pension	—	—	—	—	—
Restoration Plan	—	—	—	—	—

Compensation of Executive Officers
2023 ANNUAL
PROXY STATEMENT
	Death ($)	Disability ($)	Company Termination w/o Cause ($)	Change of Control ($)	Retirement ($)
Thomas Liguori
Severance	—	—	—	—	—
Settlement of previously vested stock options	—	—	—	—	110,554
Settlement of unvested stock(4) options	—	—	—	—	1,430,607
Settlement of RSUs(4)	—	—	—	—	826,219
Settlement of PSUs	—	—	—	—	—
Welfare benefits	—	—	—	—	—
Life insurance benefit	—	—	—	—	—
Pension	107,552	107,552	107,552	107,552	107,552
Restoration Plan	273,809	273,809	273,809	273,809	273,809

(1)
Severance payments for Gallagher, Jacobson, Arnold, McCoy and Obregon-Jimenez are covered under their employment agreements and such amount includes their target incentive for fiscal year 2023.

(2)
The value of RSUs reflected in the table above under death and change of control equals the value of all RSUs allocated to the NEOs but not yet vested at July 1, 2023.

(3)
The value of PSUs in the table above for Messrs. Gallagher, Jacobson, Arnold and McCoy are for the performance period covering FY 2023 to FY 2025 and include the PSUs earned for the first tranche for the performance applicable to fiscal 2023, as discussed in the CD&A. For the remaining second and third tranches of the grant we have assumed performance at target.

(4)
Because Mr. Gallagher and Mr. Arnold are retirement eligible under the applicable equity compensation plans, the amount of potential payouts regarding RSUs and Stock Options in the event of a disability or termination by the Company without cause is the same as that under Retirement because the amount received upon retirement is greater than would be received upon a disability or termination without cause. Mr. Liguori was also retirement eligible at the time of his departure and as such his unvested Stock Options will continue to vest and be exercisable through March 31, 2028 and his RSUs will continue to vest pursuant to the vesting schedule in the grant agreements.

(5)
Mr. Gallagher has received all of his supplemental retirement benefits under the SERP during fiscal 2023. The amount included above is for the death benefit provided under the SERP as discussed above relating to Pension Benefits.

2023 ANNUAL
PROXY STATEMENT
CEO Pay Ratio
The following is information about the relationship of the annual total compensation paid to the individual identified as its median paid employee and the annual total compensation of the CEO, Mr. Gallagher. The company determined a new median employee for fiscal 2021 and since there were no significant changes in fiscal 2022 or 2023, the company is using the same median employee identified in fiscal 2021. The fiscal 2023 total compensation of the individual identified as the median paid employee, other than the Company’s CEO, was $47,512. Mr. Gallagher’s fiscal 2023 total compensation was $9,716,827.
The ratio of CEO to median employee pay was 205 to 1.
The following summarizes the methodology, material assumptions, adjustments, and estimates the Company used in calculating the CEO pay ratio for fiscal 2022:
•
Compensation Time Period:   The Company measured compensation for the above employee using the 12-month fiscal period of July 3, 2022 through July 1, 2023.

•
Determining Median Paid Employee’s Pay for CEO Ratio:   The individual identified as the median paid employee received actual earnings in the amount of for fiscal 2023, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

•
Determining CEO’s Pay for CEO Ratio:   With respect to the annual total compensation of the CEO, the Company used the amount reported in the “Total” column of the 2023 Summary Compensation Table included in this Proxy Statement.

The SEC rules for identifying the median employee and calculating the pay ratio permit companies to use various methodologies and assumptions, to apply certain exclusions, and to make reasonable estimates that reflect their employee population and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio that the Company has reported.

2023 ANNUAL
PROXY STATEMENT
PAY VERSUS PERFORMANCE
Compensation Actually Paid (“CAP”) and certain Company financial performance measures for the past three fiscal years are set forth below.
CAP is calculated as required under applicable SEC rules and presented on an individual basis for each principal executive officer of the Company (“PEO”) and as an average for the other NEOs of the Company serving during the presented years. CAP does not reflect the actual amount of compensation earned or realized by such NEO during a covered year. Please see the footnotes to the Pay Versus Performance Table below for more detailed information on the calculation of CAP.
Neither the Compensation and Leadership Development Committee nor the Board used CAP or net income as the basis for making compensation decisions. For more information concerning the Company’s pay-for-performance philosophy and how it aligns executive compensation with the Company’s performance, please see “Compensation Discussion and Analysis.”
PAY VERSUS PERFORMANCE TABLE
Fiscal Year	Summary Comp. Table Total For PEO(1)	CAP to PEO(1)(2)	Summary Comp. Table Total For Former PEO(3)	CAP to Former PEO(3)(4)	Avg. Summary Comp. Table Total For non-PEO NEOs(5)	Avg. CAP to non-PEO NEOs(5)(6)	Value of Initial Fixed $100 Investment Based on:		Net Income (Millions)(9)	Adjusted OI$ (Millions)(10)
							Company TSR(7)	Peer Group TSR(7)(8)
2023	$9,716,827	$13,428,971	—	—	$1,928,181	$1,950,485	$208.95	$218.46	$770.8	$1,220.9
2022	$8,129,900	$9,883,510	—	—	$2,031,221	$1,912,506	$170.48	$177.30	$692.4	$985.6
2021	$6,151,987	$8,577,743	$2,910,076	$377,147	$1,862,076	$1,527,825	$157.58	$199.58	$193.1	$407.0

(1)
Gallagher is the PEO for each of the years shown in the table.

(2)
To calculate CAP for Gallagher, the following amounts were deducted from and added to the Total Compensation reported in the Summary Compensation Table (“SCT”):

Year	2021	2022	2023
SCT Total Compensation	$6,151,987	$8,129,900	$9,716,827
Minus: Grant-date fair value of awards reported in the SCT	$2,858,059	$4,216,444	$6,078,268
Plus: Vesting-date fair value of awards granted and vested in the covered year	$508,172	$624,058	$736,281
Plus: Year-end fair value of awards granted but remain unvested in the covered year	$4,344,273	$4,349,379	$6,808,722
Plus: Change in fair value of awards granted in prior year(s) that vested in the covered year	$70,402	$457,714	$164,293
Plus: Change in fair value of awards granted in prior year(s) that remain unvested in covered year	$363,638	$535,110	$2,089,549
Minus: Fair value of awards forfeited during the covered year	—	—	—
Minus: Aggregate change in actuarial present value of accumulated benefit under pension plans	$23,145	$17,711	$27,780
Plus: Aggregate service costs and prior service costs for pension plans	$20,475	$21,504	$19,347
Compensation Actually Paid (CAP)	$8,577,743	$9,883,510	$13,428,971

(3)
William J. Amelio, who ceased to be the Chief Executive Officer on July 31, 2020, is the Former PEO for Fiscal 2021.

Pay Versus Performance
2023 ANNUAL
PROXY STATEMENT
(4)
To calculate CAP for Amelio for Fiscal 2021, the following amounts were deducted from and added to the Total Compensation reported in the SCT:

Year	2021
SCT Total Compensation	$2,910,076
Minus: Fair value of awards forfeited during the covered year	$2,641,141
Minus: Aggregate change in actuarial present value of accumulated benefit under pension plans	$88,339
Plus: Aggregate service costs and prior service costs for pension plans	$196,551
Compensation Actually Paid (CAP)	$377,147

(5)
The following are the non-PEO NEOs included for each year shown in the table:

Fiscal 2023: Messrs. Liguori (former CFO), Jacobson, Arnold, and McCoy and Ms. Obregon-Jimenez.
Fiscal 2022: Messrs. Liguori, Arnold, Chan, and McCoy.
Fiscal 2021: Messrs. Liguori, Arnold, Chan, and McCoy as well as Peter G Bartolotta (who ceased serving as President, Business Transformation on October 1, 2020) and MaryAnn G. Miller (who ceased serving as SVP, Chief Administrative Officer on October 16, 2020).
(6)
To calculate the Average CAP for the non-PEO NEOs, the following amounts were deducted from and added to the average Total Compensation reported in the SCT:

Year	2021	2022	2023
Average SCT Total Compensation	$1,862,076	$2,031,221	$1,928,181
Minus: Average grant-date fair value of awards reported in the SCT	$739,776	$780,055	$890,867
Plus: Average vesting-date fair value of awards granted and vested in the covered year	$136,771	$115,456	$124,990
Plus: Average year-end fair value of awards granted but remain unvested in the covered year	$591,136	$402,321	$555,985
Plus: Average change in fair value of awards granted in prior year(s) that vested in the covered year	$51,740	$78,917	$17,562
Plus: Average change in fair value of awards granted in prior year(s) that remain unvested	$155,548	$69,871	$224,960
Minus: Average fair value of awards forfeited during the covered year	$433,248	—	—
Minus: Average aggregate change in actuarial present value of accumulated benefit under pension plans	$136,997	$43,134	$63,768
Plus: Average aggregate service costs and prior service costs for pension plans	$40,575	$37,909	$53,442
Average Compensation Actually Paid	$1,527,825	$1,912,506	$1,950,485

(7)
Reflects the cumulative value of a $100 investment made on June 26, 2020 through the end of the applicable fiscal year, including the reinvestment of dividends.

(8)
The Peer Group is the one used in the Annual Reports on Form 10-K pursuant to Item 201(e)(ii) of Regulations S-K for each of the fiscal years noted, which is comprised of the following five companies: Agilysys, Inc.; Arrow Electronics Inc.; Insight Enterprises Inc.; Scansource Inc.; and TD Synnex Corporation.

(9)
As presented in the Company’s Consolidated Statements of Operations for each of the fiscal years ended, calculated in accordance with GAAP.

(10)
The Company’s selected measure, Adjusted Operating Income Dollars (OI$), is non-GAAP measure and was one of the financial performance metrics used in the fiscal 2023 annual cash incentive

Pay Versus Performance
2023 ANNUAL
PROXY STATEMENT
plan design for executive officers. Please see Appendix A for information on how this measure was calculated as well as a reconciliation to its most directly comparable GAAP measures.
RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND PERFORMANCE MEASURES
The following describes the relationship between CAP and the financial performance measures in the Pay Versus Performance Table, as well as the relationship between Company TSR and Peer Group TSR.
CAP vs. Company TSR
Increases in CAP values for the PEO and non-PEO NEOs over fiscal-years 2021 through 2023 generally align with increases in the Company’s TSR over this same period. Equity awards in long-term incentive plans represent a significant portion of the NEOs’ total compensation and generally result in the alignment of the fair value of the NEOs’ equity awards with shareholders’ interest. The increases in stock price over this three-fiscal-year period resulted in increases in fair value of the NEOs’ equity awards, which increased CAP values over this period.
CAP vs. Net Income
The SEC requires net income to be included as a performance measure in the Pay Versus Performance Table. However, the Company does not use net income in its compensation incentive plan design or to determine compensation levels. Increases in CAP values for the PEO and non-PEO NEOs over fiscal-years 2021 through 2023 generally align with increases in the Company’s net income over this same period.
CAP vs. Adjusted Operating Income Dollars
Adjusted OI$ (the Company-Selected Measure) is a non-GAAP measure, and the achievement of certain Adjusted OI$ targets was one of the metrics used in calculating the NEOs’ annual cash incentive awards for each of the fiscal years 2021, 2022, and 2023. Increases in CAP values for the PEO and non-PEO NEOs over fiscal-years 2021 through 2023 generally align with increases in the Company’s Adjusted OI$ over this same period.
Company TSR vs. Peer Group TSR
Both the Company TSR and Peer Group TSR generally increased over fiscal-years 2021 through 2023. The design of PSU awards granted in fiscal years 2019, 2020 and 2023 included modifiers based on cumulative three-year Company TSR against a peer group TSR to provide a level of alignment between executive compensation and TSR. However, the peer groups used under these modifiers varied between PSU awards and are different than the selected Peer Group reflected in the Pay Versus Performance Table, which consists of fewer companies. Please see the “Compensation Discussion and Analysis” section of this Proxy Statement and the Proxy Statements for the Annual Shareholder Meetings on November 17, 2020 and November 19, 2019 for more information on the peer groups used under the modifiers.
MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES FOR FISCAL 2023
Listed below are the most important financial performance measures used by the Company during fiscal 2023 to link NEO compensation to Company performance. These measures are not ranked by relative importance. Please see “Compensation Discussion and Analysis — Elements of Executive Compensation” for additional information regarding these performance measures.

Pay Versus Performance
2023 ANNUAL
PROXY STATEMENT
FY23 Most Important Financial Performance Measures (Unranked)
Adjusted Operating Income Dollars(1)
Return on Working Capital(1)
Market Share (Relative Organic Sales Growth of AVT vs ARWC)(1)
Relative Adjusted Earnings Per Share Growth(2)
Adjusted Return on Invested Capital exceeding Weighted Average Cost of Capital(2)
Relative Total Shareholder Return(2)

(1)
Measure used in the fiscal 2023 annual cash incentive awards for executive officers.

(2)
Measure used in the fiscal 2023 PSU awards for executive officers.

2023 ANNUAL
PROXY STATEMENT
PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE COMPENSATION
RECOMMENDATION OF THE BOARD
The Board recommends that shareholders vote to hold future advisory votes on the compensation of named executives every ONE YEAR.
Description Of Proposal
As required by Section 14A of the Exchange Act, the Board of Directors requests that shareholders vote, on a non-binding advisory basis, on how frequently the Company should conduct future advisory votes on named executive compensation. This proposal, commonly known as a “say on frequency” proposal, gives shareholders the opportunity to express their views on how frequently the advisory “say on pay” vote should be conducted: every one, two, or three years. The Company currently conducts an advisory “say on pay” vote every year. Under the SEC rules, “say on frequency” votes must be conducted at least once every six years.
As part of the Company’s commitment to high standards of governance, the Board recommends that shareholders approve, on a non-binding basis, that future “say on pay” votes continue to be conducted every year. Although the vote is non-binding, the Compensation and Leadership Development Committee and the Board value shareholder opinions when determining how frequently to hold the “say on pay” vote.
Vote Required For Approval
The frequency that receives the highest number of votes cast by the shareholders present in person or by proxy, provided a quorum is present, at the Annual Meeting will be the shareholder approved frequency. Abstentions are not counted in determining the votes cast. Brokers who hold shares of Common Stock as nominees will not have discretionary authority to vote such Common Stock on this proposal. Therefore, a shareholder who does not vote at the Annual Meeting (whether due to abstention or a broker non-vote) will not affect the outcome of the vote.
Proxy
Unless otherwise directed by the shareholder, the persons named as proxies on the proxy card will vote each properly signed and returned proxy card for ONE YEAR.

2023 ANNUAL
PROXY STATEMENT
Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm
RECOMMENDATION OF THE BOARD
The Board recommends that shareholders vote FOR the ratification of KPMG LLP as the Company’s independent registered public accounting firm for Fiscal 2024.
Description of Proposal
The Audit Committee has approved the selection of KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 29, 2024.
In determining whether to reappoint the independent registered public accounting firm, the Audit Committee annually considers several factors including:
•
the firm’s independence and objectivity;

•
the firm’s capability and expertise in handling the breadth and complexity of the Company’s global operations, including the expertise and capability of the lead audit partner;

•
historical and recent performance, including the extent and quality of the firm’s communications with the Audit Committee, and management’s views of the firm’s overall performance;

•
data related to audit quality and performance, including recent Public Company Accounting Oversight Board inspection reports on the firm; and

•
the appropriateness of the firm’s fees, both on an absolute basis and as compared with its peers.

For a summary of the fees that were paid to KPMG in fiscal years 2022 and 2023, please see “Principal Accounting Firm Fees.”
The Company expects that representatives of KPMG will be present at the Annual Meeting. The representatives will have an opportunity to make a statement as they may desire and will be available to respond to appropriate questions from shareholders.
Vote Required For Approval
For approval, this proposal requires the affirmative vote of the majority of the votes cast by the shareholders present in person or by proxy, provided a quorum is present, at the Annual Meeting. Abstentions are not counted in determining the votes cast. Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares if they have not received timely voting instructions from the beneficial owners.
Proxy
Unless otherwise directed by the shareholder, the persons named as proxies on the proxy card will vote each properly signed and returned proxy card FOR the ratification of KPMG LLP as the Company’s independent registered public accounting firm for Fiscal 2024.

2023 ANNUAL
PROXY STATEMENT
PRINCIPAL ACCOUNTING FIRM FEES
The table below provides information relating to fees charged for services performed by KPMG, the Company’s independent registered public accounting firm, in both fiscal 2023 and fiscal 2022. All the services described in the table were approved in conformity with the Audit Committee’s pre-approval process for independent registered public accounting firm fees.
	Fiscal 2022	Fiscal 2023
Audit Fees	$ 6,146,000	$ 6,359,000
Audit-Related Fees	32,000	261,000
Tax Fees	231,000	235,000
TOTAL	$6,409,000	$6,855,000
Audit Fees.    In both fiscal years, Audit Fees consisted of fees incurred for work performed by KPMG associated with the audit of the Company’s consolidated financial statements, including reviews performed on the Company’s Form 10-Q filings, certain statutory audits required for the Company’s subsidiaries, and fees in connection with the audit of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. Audit fees also included fees in connection with registration statements filed by the Company, including consents.
Audit-Related Fees.   In both fiscal years, Audit-Related Fees included fees in connection with certain compliance-related services.
Tax Fees.   In both fiscal years, Tax Fees consisted of fees primarily for assistance with global tax compliance (federal, international, state, and local), tax audits, and tax advice. All services to be provided by the Company’s independent registered public accounting firm are subject to pre-approval by the Audit Committee.
The Audit Committee has adopted an External Auditor Scope of Services Policy (“Scope Policy”), which requires the Audit Committee’s pre-approval of all services to be performed by the Company’s independent registered public accounting firm. In each case, pre-approval is required either by the Audit Committee or by the Chair of the Audit Committee, who is authorized to approve individual projects up to $250,000 with the total for such projects not to exceed $500,000, and must then report them to the full Audit Committee by the next Audit Committee meeting.
As permitted by the SEC, the Audit Committee has also adopted a pre-approval policy (“Pre-Approval Policy”), whereby certain types of services up to specified cost levels have been pre-approved by the Audit Committee. Management monitors service requests to ensure they are consistent with the types of services approved by the Audit Committee and that the fee limits are not exceeded. Types of services not covered by the Pre-Approval Policy or services exceeding the pre-approved cost levels continue to be subject to pre-approval by the Audit Committee under the Scope Policy. Management provides quarterly reports to the Audit Committee regarding pre-approval requests related to the fees for projects requiring services by KPMG covered by the Scope Policy and regarding the nature and fee amounts for all pre-approved services under the Pre-Approval Policy. All services performed and related fees billed by KPMG during fiscal years 2022 and 2023 were pre-approved by the Audit Committee pursuant to regulations of the SEC.

2023 ANNUAL
PROXY STATEMENT
AUDIT COMMITTEE REPORT
The Audit Committee represents and assists the Board in fulfilling its oversight responsibilities with respect to the integrity of the Company’s financial statements, the independence, qualification and performance of the Company’s corporate internal audit function and its independent registered public accounting firm, and compliance with legal and regulatory requirements. The Audit Committee operates under a written charter, which sets forth its purpose, member qualifications, authority, and responsibilities. The Audit Committee evaluates and assesses the effectiveness of the Audit Committee and the adequacy of its charter on an annual basis. The charter is available on the Company’s website at www.ir.avnet.com/documents-charters.
The Audit Committee monitors the activities and performance of the Company’s internal audit function, including scope of reviews, department staffing levels, and reporting and follow-up procedures. The Audit Committee also oversees policies and results with respect to risk assessment and risk management, including risks related to data protection and cybersecurity. In addition, the Audit Committee oversees the Company’s internal ethics and compliance program and receives quarterly reports from the General Counsel or Chief Ethics and Compliance Officer. The Audit Committee also meets regularly with KPMG LLP, the Company’s independent registered public accounting firm (“KPMG”), in executive sessions. Management has responsibility for the preparation, presentation, and integrity of the Company’s financial statements and the reporting process, including the system of internal controls.
The Audit Committee meets with KPMG and management to review the Company’s financial results before publication of the Company’s quarterly earnings press releases and the filing of the Company’s quarterly reports on Form 10-Q and annual report on Form 10-K. The Audit Committee also monitors the activities and performance of KPMG, including audit scope, audit fees, auditor independence, and non-audit services performed by KPMG. All services to be performed by the Company’s independent registered public accounting firm are subject to pre-approval by the Audit Committee. As permitted by the SEC, the Audit Committee has approved a pre-approval policy, whereby certain types of services up to specified cost levels have been pre-approved by the Committee and approval has been delegated to management. Types of services not covered by the policy or services exceeding the pre-approved cost levels continue to be subject to pre-approval by the Audit Committee. Management provides quarterly reports to the Audit Committee on the nature and fee amounts for all such pre-approved services.
The Audit Committee has reviewed and discussed the audited financial statements for fiscal 2023 with management and KPMG. This review included a discussion with KPMG and management of the Company’s accounting principles, the reasonableness of significant estimates and judgments, including disclosure of critical accounting policies, and the conduct of the audit. The Audit Committee has discussed with KPMG the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee received the written disclosures and the letter from KPMG required by the applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence and the Audit Committee discussed with KPMG its independence. The Audit Committee has concluded that KPMG is independent from the Company and its management. KPMG also discussed with the Audit Committee its internal quality control procedures. In reliance on this review and these discussions, and the report of KPMG, the Audit Committee has recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended July 1, 2023, for filing with the Securities and Exchange Commission.
Carlo Bozotti, Chair
Oleg Khaykin
Brenda L. Freeman
Ernest E. Maddock

2023 ANNUAL
PROXY STATEMENT
Shareholder Proposals and Nominations
The Company did not receive any requests from shareholders for a matter or a Director nominee to be submitted to a vote at the 2023 Annual Meeting or to be included in the Company’s 2023 proxy statement or proxy card.
Under SEC rules or pursuant to the Company’s By-laws, shareholders may submit proposals or director nominations that they believe should be voted on at an annual shareholder meeting or may recommend persons for nomination to the Board of Directors. There are several alternatives a shareholder may use and a summary of those alternatives follows.
Under Rule 14a-8 of the Exchange Act, certain shareholder proposals may be eligible to be included in the Company’s 2024 proxy statement. Such shareholder proposals must be submitted, along with proof of ownership of the Company’s Common Stock and other required materials, in accordance with Rule 14a-8(b) to the Company’s Corporate Secretary at: Avnet, Inc., 2211 South 47th Street, Phoenix, Arizona 85034. All shareholder proposals submitted pursuant to Rule 14a-8 must be received by June 5, 2024.
For information regarding how to nominate a Director candidate for consideration by the Corporate Governance Committee, please see “Corporate Governance — Director Nominations” in this Proxy Statement.
Alternatively, under the Company’s By-laws, any shareholder wishing to appear at the 2024 Annual Meeting and submit a proposal or nominate a person as a Director candidate must submit the proposal or nomination to the Company’s Corporate Secretary not earlier than June 19, 2024, and not later than July 19, 2024 and comply with the requirements of the Company’s By-laws. Any such shareholder proposal or Director nomination will not appear in the Company’s proxy statement. However, Director nominations may be included on the Company’s proxy card if the additional requirements under Rule 14a-19 of the Exchange Act, known as the Universal Proxy Rule, and the By-laws are complied with. If notice is received by the Company after July 19, 2024, then such notice will be considered untimely. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
The persons named as proxies in the proxy materials relating to the 2024 Annual Meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

2023 ANNUAL
PROXY STATEMENT
DELIVERY OF DOCUMENTS TO SHAREHOLDERS WITH SAME LAST NAME AND ADDRESS
Pursuant to SEC rules, the Company is sending only a single copy of its proxy materials or Notice of Availability of Proxy Materials, as applicable, to shareholders who share the same last name and address, unless they have notified the Company that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.
Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing the Company’s Common Stock at two different brokerage firms, your household will receive two copies of the Company’s proxy materials, one from each brokerage firm.
If you received a householded mailing this year and you would like to have separate proxy materials mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to Investor Relations by mail to Investor Relations, 2211 South 47th Street, Phoenix, Arizona 85034 or by email to investorrelations@avnet.com. Similarly, you may also contact the Company if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.
General
Upon written request of any shareholder entitled to receive this Proxy Statement, the Company will provide, without charge, a copy of its Annual Report on Form 10-K, including the consolidated financial statements, the notes thereto and financial statement schedules, as filed with the SEC. Any such request should be addressed to the Corporate Secretary, Avnet, Inc., 2211 South 47th Street, Phoenix, Arizona 85034. This request must include a representation by the shareholder that as of September 18, 2023, the shareholder is entitled to vote at the Annual Meeting.
PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW
OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET.
THE COMPANY APPRECIATES YOUR PROMPT RESPONSE!

2023 ANNUAL
PROXY STATEMENT
APPENDIX A
RECONCILIATION OF NON-GAAP MEASURES
The table below presents a reconciliation of each non-GAAP financial measure included in this Proxy Statement to the most comparable GAAP financial measure for the fiscal years 2023 through 2021.
	Fiscal Year 2023
	Operating Income	Net Income	Diluted Earnings Per Share
	(thousands except per share data)
GAAP results	$1,186,800	$770,828	$8.26
Restructuring, integration and other expenses	28,038	22,031	0.24
Amortization of intangible assets and other	6,053	4,693	0.05
Gain on legal settlements and other	—	(28,325)	(0.31)
Income tax adjustments	—	(16,453)	(0.18)
Total adjustments	34,091	(18,054)	(0.20)
Adjusted non-GAAP results	$1,220,891	$752,774	$8.06
	Fiscal Year 2022
	Operating Income	Net Income	Diluted Earnings Per Share
	(thousands except per share data)
GAAP results	$939,011	$692,379	$ 6.94
Restructuring, integration and other expenses	5,272	4,260	0.04
Amortization of intangible assets and other	15,038	11,958	0.12
Russia-Ukraine conflict related expenses	26,261	19,425	0.19
Other special charge expenses	—	3,843	0.04
Income tax adjustments	—	(40,376)	(0.40)
Total adjustments	46,571	(890)	(0.01)
Adjusted non-GAAP results	$985,582	$691,489	$6.93
	Fiscal Year 2021
	Operating Income	Net Income	Diluted Earnings Per Share
	(thousands except per share data)
GAAP results	$281,408	$193,114	$ 1.93
Restructuring, integration and other expenses	84,391	66,923	0.67
Amortization of intangible assets and other	41,245	32,146	0.32
Other expenses	—	20,323	0.20
Income tax adjustments	—	(41,275)	(0.41)
Total adjustments	125,636	78,117	0.78
Adjusted non-GAAP results	$407,044	$271,231	$2.71

Appendix A
2023 ANNUAL
PROXY STATEMENT
The Company believes that operating income adjusted for the impact of the items identified above is a useful measure to help shareholders better assess and understand the Company’s operating performance, especially when comparing results with previous periods, primarily because management views the excluded items to be outside of the Company’s normal operating results or non-cash in nature. The Company analyzes operating income without the impact of these items as an indicator of ongoing margin performance and underlying trends in the business.
The Company believes income and diluted earnings per share, as adjusted for the impact of the items identified above, are useful measures to shareholders because they provide a measure of the Company’s net profitability on a more comparable basis to historical periods. Additionally, because of management’s focus on generating shareholder value, of which net profitability is a primary driver, management believes income and diluted earnings per share, excluding the impact of these items, provide an important measure of the Company’s net results of operations.
For a detailed description of the items adjusting the GAAP results in the table above, refer to the respective fiscal year’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. Any analysis of results on a non-GAAP basis should be used as a complement to, and in conjunction with, data presented in accordance with GAAP.

AVNET, INC.2211 SOUTH 47TH STREET PHOENIX, AZ 85034 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on November 15, 2023 for shares held directly and by 11:59 p.m. Eastern Time on November 13, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on November 15, 2023 for shares held directly and by 11:59 p.m. Eastern Time on November 13, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V22041-P98243-Z85971 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY AVNET, INC.The Board of Directors recommends you vote FOR the following: 1.Election of DirectorsNominees: For Against Abstain 1a. Rodney C. Adkins1b. Carlo Bozotti The Board of Directors recommends you vote FOR the following proposal:2.Advisory vote on named executive compensation. For Against Abstain 1c. Brenda L. Freeman The Board of Directors recommends you vote for1 YEAR on the following proposal: 1 Year 2 Years 3 Years Abstain 1d. Philip R. Gallagher1e. Jo Ann Jenkins 3.Advisory vote on the frequency of future advisoryvotes on named executive compensation.The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 1f. Oleg Khaykin1g. James A. Lawrence1h. Ernest E. Maddock 1i. Avid Modjtabai1j. Adalio T. Sanchez 4.Ratification of appointment of KPMG LLP as theindependent registered public accounting firm for thefiscal year ending June 29, 2024.NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

ANNUAL MEETING OF SHAREHOLDERSThursday, November 16, 20238:00 a.m. (local time) Avnet, Inc.2211 South 47th StreetPhoenix, AZ 85034You may vote through the Internet, by telephone or by mail.Please read the card carefully for instructions.However you decide to vote, your presence, in person, or by proxy, at the Annual Meeting of Shareholders is important.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.V22042-P98243-Z85971AVNET, INC.This Proxy is Solicited on Behalf of the Board of Directorsfor the Annual Meeting of Shareholders held onNovember 16, 2023The undersigned shareholder of AVNET, INC. (the "Company") hereby constitutes and appoints Michael R. McCoy, Darrel S. Jackson and Joy S. Newborg, or either of them, as proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Common Stock of the Company standing in his or her name on the books of the Company at the Annual Meeting of Shareholders to be held at 8:00 a.m., local time, at Avnet, Inc., 2211 South 47th Street, Phoenix, AZ 85034 on November 16, 2023, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse side.The undersigned hereby instructs the said proxies (i) to vote in accordance with the instructions indicated on the reverse side for each proposal, but, if no instruction is given on the reverse side, to vote FOR the election of the ten persons named on the reverse side as directors, FOR the approval of the advisory vote on named executive compensation, 1 YEAR for the frequency of future advisory votes on named executive compensation, and FOR the ratification of KPMG LLP as the independent registered public accounting firm for the fiscal year ending June 29, 2024 and (ii) to vote, in their discretion, with respect to other such matters (including matters incidental to the conduct of the meeting) as may properly come before the meeting or any postponements or adjournments thereof.Continued and to be signed on reverse side